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                                                                   EXHIBIT 10.15

                         LOAN AND SECURITY AGREEMENT
                                 (EQUIPMENT)

                        DATED AS OF FEBRUARY 9, 1999



                                   BETWEEN


                              NEW FOCUS, INC.,
                          A CALIFORNIA CORPORATION

                               AS "BORROWER",

                                     AND


                     VENTURE LENDING & LEASING II, INC.,
                           A MARYLAND CORPORATION

                                 AS "LENDER"



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                         LOAN AND SECURITY AGREEMENT
                                 (EQUIPMENT)


      The Borrower and Lender identified on the cover page of this document have entered or anticipate entering into one or more transactions pursuant to which Lender agrees to make available to Borrower an equipment loan facility governed by the terms and conditions set forth in this document and one or more Supplements executed by Borrower and Lender which incorporate this document by reference. Each Supplement constitutes a supplement to and forms part of this document, and will be read and construed as one with this document, so that this document and the Supplement constitute a single agreement between the parties (collectively referred to as this "Agreement").

      Accordingly, the parties agree as follows:

ARTICLE 1 - INTERPRETATION

      1.1 DEFINITIONS. The terms defined in Article 10 and in the Supplement will have the meanings therein specified for purposes of this Agreement.

      1.2 INCONSISTENCY. In the event of any inconsistency between the provisions of any Supplement and this document, the provisions of the Supplement will be controlling for the purpose of all relevant transactions.

ARTICLE 2 - THE COMMITMENT AND LOANS

      2.1 THE COMMITMENT. Subject to the terms and conditions of this Agreement, Lender agrees to make term loans to Borrower from time to time from the Closing Date and to, but not including, the Termination Date in an aggregate principal amount not exceeding the Commitment, for the purpose of financing the acquisition or carrying of certain Equipment. The Commitment is not a revolving credit commitment, and Borrower does not have the right to repay and reborrow hereunder. Each Loan requested by Borrower to be made on a single Business Day shall be for a minimum principal amount set forth in the Supplement, except to the extent the remaining Commitment is a lesser amount.

      2.2 NOTES EVIDENCING LOANS; REPAYMENT. Each Loan shall be evidenced by a separate Note payable to the order of Lender, in the total principal amount of the Loan. Principal and interest of each Loan shall be payable at the times and in the manner set forth in the Note.

      2.3   PROCEDURES FOR BORROWING.

            (a) Borrower shall give Lender, at least five (5) Business Days' prior to a proposed Borrowing Date, written notice of any request for borrowing hereunder (a "Borrowing Request"). Each Borrowing Request shall be in substantially the form of Exhibit "B" to the Supplement, shall be executed by a responsible executive or financial officer of Borrower, and shall state how much is requested, and shall be accompanied by such other information and documentation as Lender may reasonably request.

            (b) No later than 1:00 p.m. Pacific Standard Time on the Borrowing Date, if Borrower has satisfied the conditions precedent in Article 4, Lender shall make the Loan available to Borrower in immediately available funds.

      2.4 INTEREST. Basic Interest on the outstanding principal balance of the each Loan shall accrue daily at the Designated Rate from the Borrowing Date until the Maturity Date.

      2.5 TERMINAL PAYMENT. Borrower shall pay the Terminal Payment with respect to each Loan on the Maturity Date of such Loan.

      2.6 INTEREST RATE CALCULATION. Basic Interest, along with charges and fees under this Agreement and any Loan Document, shall be calculated for actual days elapsed on the basis of a 360-day year, which results in higher interest, charge or fee payments than if a 365-day year were used. In no event shall Borrower be obligated to pay Lender interest, charges or fees at a rate in excess of the highest rate permitted by applicable law from time to time in effect.

      2.7 DEFAULT INTEREST. Any unpaid payments of principal or interest or the Terminal Payment with respect to any Loan shall bear interest from their respective maturities, whether scheduled or accelerated, at the Designated Rate for such Loan plus five percent (5.00%) per annum, until paid in full, whether before or


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after judgment (the "Default Rate"), Borrower shall pay such interest on demand.

     2.8 LATE CHARGES. If Borrower is late in making any payment of principal or interest or Terminal Payment under this Agreement by more than five (5) days, Borrower agrees to pay a late charge of five percent (5%) OF the installment due, but not less than fifty dollars ($50.00) for any one such delinquent payment. This late charge may be charged by Lender for the purpose of defraying the expenses incidental to the handling of such delinquent amounts. Borrower acknowledges that such late charge represents a reasonable sum considering all of the circumstances existing on the date of this Agreement and represents a fair and reasonable estimate of the costs that will be sustained by Lender due to the failure of Borrower to make timely payments. Borrower further agrees that proof of actual damages would be costly and inconvenient. Such late charge shall be paid without prejudice to the right of Lender to collect any other amounts provided to be paid or to declare a default under this Agreement or any of the other Loan Documents or from exercising any other rights and remedies of Lender.

     2.9 LENDER'S RECORDS. Principal, Basic interest, Terminal Payments and all other sums owed under any Loan Document shall be evidenced by entries in records maintained by Lender for such purpose. Each payment on and any other credits with respect to principal, Basic Interest, Terminal Payments and all other sums outstanding under any Loan Document shall be evidenced by entries in such records. Absent manifest error, Lender's records shall be conclusive evidence thereof.

     2.10 GRANT OF SECURITY INTERESTS. To secure the timely payment and performance of all of Borrower's Obligations to Lender, Borrower hereby grants to Lender continuing security interests in all of the Collateral.

ARTICLE 3 - REPRESENTATIONS AND WARRANTIES

     Borrower represents and warrants that, except as set forth in the Supplement or any schedule of exceptions executed by the parties, as the Closing Date and each Borrowing Date:

     3.1 DUE ORGANIZATION. Borrower is a corporation duly organized and validly existing in good standing under the laws of the jurisdiction of its incorporation, and is duly qualified to conduct business and is in good sanding in each other jurisdiction in which its business is conducted or its properties are located, except where the failure to be so qualified would not reasonably be expected to have a Material Adverse Effect.

     3.2 AUTHORIZATION, VALIDITY AND ENFORCEABILITY. The execution, delivery and performance of all Loan Documents executed by Borrower are within Borrower's powers, have been duly authorized, and are not in conflict with Borrower's articles or certificate of incorporation or by-laws, or the terms of any charter or other organizational document of Borrower, as amended from time to time; and all such Loan Documents constitute valid and binding Obligations of Borrower, enforceable in accordance with their terms (except as may be limited by bankruptcy, insolvency and similar laws affecting the enforcement of creditors' rights in general, and subject to general principles of equity).

    3.3 COMPLIANCE WITH APPLICABLE LAWS. Borrower has complied with all licensing, permit and fictitious name requirements necessary to lawfully conduct the business in which it is engaged, and to any sales, leases or the furnishing of services by Borrower, including without limitation those requiring consumer or other disclosures, the noncompliance with which would have a material Adverse Effect.

     3.4 NO CONFLICT. To its knowledge the execution, delivery, and performance by Borrower of all Loan Documents are not in conflict with any law, rule, regulation, order or directive, or any indenture, agreement, or undertaking to which Borrower is a party or by which Borrower may be bound or affected.

     3.5 NO LITIGATION, CLAIMS OR PROCEEDINGS. There is no litigation, tax claim, proceeding or dispute pending, or, to the knowledge of Borrower, threatened against or affecting Borrower or its property, which may have a Material Adverse Effect.

     3.6 CORRECTNESS OF FINANCIAL STATEMENTS. Borrower's financial statements which have been delivered to Lender fairly and accurately reflect Borrower's financial condition as of the latest date of such financial statements; and, since that date there has been no Material Adverse Change.



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     3.7  SUBSIDIARIES. Borrower has one wholly-owned subsidiary,  Focused
Research, a California corporation, engaged in advanced research and development, but otherwise is not a majority owner of or in a control relationship with any other business entity.

    3.8 ENVIRONMENTAL MATTERS. Borrower has reviewed, or caused to be reviewed on its behalf, all Environmental Laws applicable to its business operations and materials handled therein, and as a result thereof has reasonably concluded that Borrower is in compliance with such Environmental Laws, except to the extent a failure to be in such compliance could not reasonably be expected to have a Material Adverse Effect on Borrower's operations, properties or financial condition.

     3.9  NO EVENT OF DEFAULT. No Default or Event of Default currently exists.

     3.10 FULL DISCLOSURE. None of the representations or warranties made by Borrower in the Loan Documents as of the date such representations and warranties are made or deemed made, and none of the statements contained in any exhibit, report, statement or certificate furnished by or on behalf of Borrower in connection with the Loan Documents (including disclosure materials delivered by or on behalf of Borrower to Lender prior to the Closing date), contains any untrue statement of a material fact or omits any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading as of the time when made or delivered.

     3.11 SPECIFIC REPRESENTATIONS REGARDING COLLATERAL.

     (a) TITLE. Except for the security interests created by this Agreement and Permitted Liens, (i) Borrower is and will be the unconditional legal and beneficial owner of the Collateral, and (ii) the Collateral is genuine and subject to no Liens (other than Permitted Liens), rights or defenses of others.

     (b) LOCATION OF COLLATERAL. Other than mobile goods as defined in Division 9 of the California Uniform Commercial Code, as amended, Borrower's chief executive office, Records, Equipment, and any other offices or places of business are located at the address(es) shown on the Supplement as amended in writing by Borrower from time to time.

     (c) BUSINESS NAMES. Other than its full corporate name, Borrower has not conducted business using any trade names or fictitious business names except as shown on the Supplement.

ARTICLE 4 - CONDITIONS PRECEDENT

     4.1 CONDITIONS TO FIRST LOAN. The obligation of Lender to make its first Loan hereunder is, in addition to the conditions precedent specified in Section 4.2, subject to the fulfillment of the following conditions and to the receipt by Lender of the documents described below, duly executed and in form and substance satisfactory to Lender and its counsel:

     (a) RESOLUTIONS. A certified copy of the resolutions of the Board of Directors of Borrower authorizing the execution, delivery and performance by Borrower of the Loan Documents.

     (b) INCUMBENCY AND SIGNATURES. A certificate of the secretary of Borrower certifying the names of the officer or officers of Borrower authorized to sign the Loan Documents, together with a sample of the true signature of each such officer.

     (c) LEGAL OPINION. The opinion of legal counsel for Borrower as to such matters as Lender may reasonably request, including the matters covered by Sections 3.1, 3.2 and 3.4 hereof.

     (d) ARTICLES AND BY-LAWS. Certified copies of the Articles or Certificate of Incorporation and By-Laws of Borrower, as amended through the Closing Date.

     (e) THIS AGREEMENT. A counterpart of this Agreement and an initial Supplement, with all schedules completed and attached thereto, and disclosing such information as is acceptable to Lender.

     (f) FINANCING STATEMENTS. Filing copies (or other evidenced of filing satisfactory to Lender and its counsel) of such Uniform Commercial Code financing statements, collateral assignments and termination statements, with respect to the Collateral as Lender shall request.

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     (g) LIEN SEARCHES. Uniform Commercial Code lien, judgment, bankruptcy and tax lien searches of Borrower from such jurisdictions or offices as Lender may reasonably request, all as of a date reasonably satisfactory to Lender and its counsel.

     (h) GOOD STANDING CERTIFICATE. A Certificate of status or good standing of Borrower as of a date acceptable to Lender from the jurisdiction of Borrower's organization and any foreign jurisdictions where Borrower is or should be qualified to do business.

     (i) WARRANT. A warrant issued by Borrower to Lender exercisable for such number, type and class of shares of Borrower's capital stock, and for an initial exercise price as is specified in the Supplement.

     4.2 CONDITIONS TO ALL LOANS. The obligation of Lender to make its initial Loan and each subsequent Loan is subject to the following further conditions precedent that:

     (a) NO DEFAULT. No Default or Event of Default has occurred and is continuing or will result from the making of such Loan, and the representations and warranties of Borrower contained in Article 3 of this Agreement and in any Supplement are true and correct as of the Borrowing Date of such Loan.

     (b) NO MATERIAL ADVERSE CHANGE. No Material Adverse Change shall have occurred since the date of the most recent financial statements submitted to Lender.

     (c) BORROWING REQUEST. Borrower shall have delivered to Lender a Borrowing Request for such Loan.

     (d) NOTE. Borrower shall have delivered an executed Note evidencing such Loan, in form and substance satisfactory to Lender.

     (e) SUPPLEMENTAL LIEN FILINGS. Borrower shall have executed and delivered such amendments or supplements to this Agreement and such financing statements as Lender may reasonably request in connection with the proposed Loan, in order to create or perfect or to maintain the perfection of Lender's Liens on the Collateral.

     (f) VCOC LIMITATION. Lender shall not be obligated to make any Loan under its Commitment if at the time of or after giving effect to the proposed Loan Lender would no longer qualify as: (A) a "venture capital operating company" under U.S. Department of Labor Regulations Section 2510.3-101(d), Title 29 of the Code of Federal Regulations, as amended; and (B) a "business development company" under the provisions of federal Investment Company Act of 1940, as amended; and (C) a "regulated investment company" under the provisions of the Internal Revenue Code of 1986, as amended.

ARTICLE 5 - AFFIRMATIVE COVENANTS

     During the term of this Agreement and until its performance of all obligations to Lender, Borrower will:

     5.1 NOTICE TO LENDER. Promptly give written notice to Lender of:

     (a) Any litigation or administrative or regulatory proceeding affecting Borrower where the amount claimed against Borrower is at the Threshold Amount or more, or where the granting of the relief requested could have a Material Adverse Effect.

     (b) Any substantial dispute which may exist between Borrower or any governmental or regulatory authority and which could have a Material Adverse Effect.

     (c) The occurrence of any Default or any Event of Default.

     (d) Any change in the location of any of Borrower's places of business or Collateral other than mobile goods as defined in Division 9 of the California Uniform Commercial Code, as amended, at least thirty (30) days in advance of such change, or of the establishment of any new, or the discontinuance of any existing, place of business.

     (e) Any dispute or default by Borrower or any other party under any joint venture, partnering, distribution, cross-licensing, strategic alliance, collaborative research or manufacturing, license or similar agreement which could reasonably be expected to have a Material Adverse Effect.

     (f) Any other matter which has resulted or might reasonably result in a Material Adverse Change.

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     5.2 FINANCIAL STATEMENTS. Deliver to each Lender or cause to be delivered to Lender, in form and detail satisfactory to Lender and Lender agrees to protect the confidentiality of the following financial information, which Borrower warrants shall be accurate and complete in all material respects:

     (a) MONTHLY FINANCIAL STATEMENTS. As soon as available but no later than thirty (30) days after the end of each month, Borrower's balance sheet as of the end of such period, and Borrower's income statement for such period and for that portion of Borrower's financial reporting year ending with such period, prepared and attested by a responsible financial officer of Borrower as being complete and correct and fairly presenting Borrower's financial condition and the results of Borrower's operations; provided, however, that after the effective date of the initial Qualified Public Offering Borrower's obligations hereunder to deliver financial statements shall apply only to those statements required to be filed by the Securities and Exchange Commission, to be provided no less frequently than quarterly.

     (b) YEAR-END FINANCIAL STATEMENTS. As soon as available but no later than ninety (90) days after and as of the end of each financial reporting year, a complete copy of Borrower's audit report, which shall include balance sheet, income statement, statement of changes in equity and statement of cash flows for such year, prepared and certified by an independent certified public accountant selected by Borrower and satisfactory to Lender (the "Accountant"); provided, however, that after the effective date of the initial Qualified Public Offering Borrower's obligations hereunder to deliver financial statements shall apply only to those statements required to be filed by the Securities and Exchange Commission, to be provided no less frequently than quarterly. The Accountant's certification shall not be qualified or limited due to a restricted or limited examination by the Accountant of any material portion of Borrower's records or otherwise.

     (c) COMPLIANCE CERTIFICATES. Simultaneously with the delivery of each set of financial statements referred to in paragraphs (a) and (b) above, a certificate of the chief financial officer of Borrower substantially in the form of Exhibit "C" to the Supplement (i) setting forth in reasonable detail any calculations required to establish whether Borrower is in compliance with any financial covenants or tests set forth in the Supplement, and (ii) stating whether any Default or Event of Default exists on the date of such certificate, and if so, setting forth the details thereof and the action which Borrower is taking or proposes to take with respect thereto.

     (d) GOVERNMENT REQUIRED REPORTS; PRESS RELEASES. Promptly after sending, issuing, making available, or filing, copies of all statements released to any news media for publication, all reports, proxy statements, and financial statements that Borrower sends or makes available to its stockholders, and, not later than five (5) days after actual filing or the date such filing was first due, all registration statements and reports that Borrower files or is required to file with the Securities and Exchange Commission, or any other governmental or regulatory authority.

     (e) OTHER INFORMATION. Such other statements, lists of property and accounts, budgets, forecasts, reports, or other information as Lender may from time to time reasonably request.

     5.3 MANAGERIAL ASSISTANCE FROM LENDER. Permit Lender, as a "venture capital operating company" to participate in, and influence the conduct of management of Borrower through the exercise of "management rights," as such terms are defined in 29 C.F.R. Sections 2610.3-101(d), and;

     (a) Permit Lender to make available to Borrower, at no cost to Borrower, "significant managerial assistance", as defined in Section 2(a)(47) of the Investment Company Act of 1940, as amended, either in the form of: (i) consulting arrangements with Lender or any of its officers, directors, employees or affiliates, (ii) Borrower's allowing Lender to provide recommendations of prospective candidates for election to Borrower's Board of Directors, or (iii) Lender, at Borrower's request, seeking the services of third-party consultants to aid Borrower with respect to its management and operations;

     (b) Permit Lender to make available consulting and advisory services to officers of Borrower regarding Borrower's equipment acquisition and financing plans, and such other matters affecting the business, financial condition and prospects of Borrower as Lender shall reasonably deem relevant; and

     (c) If Lender reasonably believes that financial or other developments affecting Borrower have impaired or are likely to impair Borrower's ability to perform its obligations under this Agreement, permit Lender reasonable access to Borrower's management and/or



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Board of Directors and opportunity to present Lender's views with respect to such developments.

      5.4 EXISTENCE. Maintain and preserve Borrower's existence, present form of business, and all rights and privileges necessary or desirable in the normal course of its business; and keep all Borrower's property in good working order and condition, ordinary wear and tear excepted.

      5.5 INSURANCE. Obtain and keep in force insurance in such amounts and types as is usual in the type of business conducted by Borrower, with insurance carriers having a policyholder rating of not less than "A" and financial category rating of Class VII in "Best's Insurance Guide," unless otherwise approved by Lender. Such insurance policies must be in form and substance satisfactory to Lender, and shall list Lender as an additional insured or loss payee, as applicable, on endorsement(s) in form reasonably acceptable to Lender. Borrower shall furnish to Lender such endorsements, and upon Lender's request, copies of any or all such policies.

      5.6 ACCOUNTING RECORDS. Maintain adequate books, accounts and records, and prepare all financial statements in accordance with GAAP, and in compliance with the regulations of any governmental or regulatory authority having jurisdiction over Borrower or Borrower's business; and permit employees or agents of Lender at such reasonable times as Lender may request, at Borrower's expense, to inspect Borrower's properties, and to examine, and make copies and memoranda of Borrower's books, accounts and records. Such inspections shall occur no more frequently than once a year except after a Default.

      5.7 COMPLIANCE WITH LAWS. Comply with all laws (including Environmental
Laws), rules, regulations applicable to, and all orders and directives of any governmental or regulatory authority having jurisdiction over, Borrower or Borrower's business, and with all material agreements to which Borrower is a party, except where the failure to so comply would not have a Material Adverse Effect.

      5.8 TAXES AND OTHER LIABILITIES. Pay all Borrower's obligations when due; pay all taxes and other governmental or regulatory assessments before delinquency or before any penalty attaches thereto, except as may be contested in good faith by the appropriate procedures and for which Borrower shall maintain appropriate reserves; and timely file all required tax returns.

      5.9 SPECIAL COLLATERAL COVENANTS.

      (a) MAINTENANCE OF COLLATERAL; INSPECTION. Do all things reasonably necessary to maintain, preserve, protect and keep all Collateral in good working order and salable condition, ordinary wear and tear excepted, deal with the Collateral in all ways as are considered good practice by owners of like property, and use the Collateral lawfully and, to the extent applicable, only as permitted by Borrower's insurance policies. Maintain, or cause to be maintained, complete and accurate Records relating to the Collateral. Upon reasonable prior notice at reasonable times during normal business hours, Borrower hereby authorizes Lender's officers, employees, representatives and agents, at Lender's expense, to inspect the Collateral and to discuss the Collateral and the Records relating thereto with Borrower's officers and employees.

      (b) FINANCING STATEMENTS AND OTHER ACTIONS. Execute and deliver to Lender all financing statements, notices and other documents from time to time reasonably requested by Lender to maintain a first perfected security interest in the Collateral in favor of Lender; perform such other acts, and execute and deliver to Lender such additional conveyances, assignments, agreements and instruments, as Lender may at any time request in connection with the administration and enforcement of this Agreement or Lender's rights, powers and remedies hereunder.

      (c) LIENS. Not create, incur, assume or permit to exist any Lien or grant any other Person a negative pledge on any Collateral, except Permitted Liens.

      (d) DOCUMENTS OF TITLE. Not sign or authorize the signing of any financing statement or other document naming Borrower as debtor or obligor, or acquiesce or cooperate in the issuance of any bill of lading, warehouse receipt or other document or instrument of title with respect to any Collateral, except those negotiated to Lender, or those naming Lender as secured party.

      (e) DISPOSITION OF COLLATERAL. Not sell, transfer, lease or otherwise dispose of any Collateral. Unless Borrower grants to Lender a perfected first security interest in replacement collateral, acceptable to Lender, with a value equal to or greater than the Collateral being disposed of.


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     (f)  CHANGE IN LOCATION OR NAME. Without at least 30 days' prior written notice to Lender: (a) not relocate any Collateral except as provided in Section 3.11(b) or Records, its chief executive office, or establish a place of business at a location other than as specified in the Supplement; and (b) not change its name, mailing address, location of Collateral except as provided in
Section 3.11(b), or its legal structure.

     (g) DECALS, MARKINGS. At the request of Lender, firmly affix a decal, stencil or other marking to designated items of Equipment, indicating thereon the security interest of Lender.

     (h) AGREEMENT WITH REAL PROPERTY OWNER/LANDLORD. Obtain and maintain such acknowledgments, consents, waivers and agreements from the owner, lienholder, mortgagee and landlord with respect to any real property on which Equipment is located as Lender may require, all in form and substance satisfactory to Lender.

ARTICLE 6 - NEGATIVE COVENANTS

During the term of this Agreement and until the performance of all obligations to Lender, Borrower will not (without Lender's prior written consent which shall not be unreasonably withheld):


     6.1 DIVIDENDS. Except after a Qualified Public Offering, pay any dividends or purchase, redeem or otherwise acquire or make any other distribution with respect to any of Borrower's capital stock, except (a) dividends or other distributions solely of capital stock of Borrower, (b) conversions of its securities into other securities pursuant to the terms of such convertible securities or otherwise in exchange therefore, and (c) repurchases of stock from employees upon termination of employment under reverse vesting or similar repurchase plans.

     6.2 CHANGES/MERGERS. Liquidate or dissolve, or enter into any consolidation, merger, partnership, joint venture or other combination except:
(a) joint ventures, strategic alliances, licensing and similar arrangements customary in Borrower's industry, or
(b)  mergers or consolidations in which the surviving entity:

     (i) succeeds to all or substantially all of Borrower's business and assets to which this Agreement pertains; and

     (ii) agrees in writing to be bound by the Agreement, including all of the terms, rights and obligations thereto; and

     (iii) has a net worth balances and cash balances, each after giving effect to the merger or consolidation, greater than the net worth and cash of Borrower immediately prior to such merger or consolidation; or (c) the creation of additional direct or indirect subsidiaries of Borrower.

     6.3 SALES OF ASSETS. Except for in connection with mergers or consolidations permitted under Section 6.2(b), sell, transfer, lease or otherwise dispose of any of Borrower's assets except for fair consideration and in the ordinary course of its business.

     6.4 LOANS/INVESTMENTS. Make or suffer to exist any loans, guaranties, advances, or investments, except:

     (a)  Accounts receivable in the ordinary course of Borrower's business;

     (b) Investments in domestic certificates of deposit issued by, and other domestic investments with financial institutions organized under the laws of the United States or a state thereof, having One Hundred Million Dollars ($100,000,000) in capital and a rating of at least "investment grade" or "A" by Moody's or any successor rating agency."

     (c) Investments in marketable obligations of the Untitled States of America and in open market commercial paper given the highest credit rating by a national credit agency and maturing not more than one year from the creation thereof, and

     (d) Temporary advances to cover incidental expenses to be incurred in the ordinary course of business.

     6.5 TRANSACTION WITH RELATED PERSONS. Directly or indirectly enter into any transaction with any Affiliate except for transactions that are in the ordinary course of Borrower's business, upon fair and reasonable terms that are no less favorable to Borrower that would be obtained in an arm's length transaction with a non-Affiliate party and except for transactions with a Subsidiary that are upon fair and reasonable terms and transactions constituting permitted investments under Section 6.4.




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     6.6  OTHER BUSINESS. Engage in any material line of business other than the business Borrower conducts as of the Closing Date.

     6.7 FINANCIAL COVENANTS. Fail to comply with any financial covenants or tests set forth in the Supplement.

ARTICLE 7 - EVENTS OF DEFAULT

     7.1 EVENTS OF DEFAULT; ACCELERATION. Upon the occurrence and during the continuation of any Default, the obligation of Lender to make any additional Loan shall be suspended. The occurrence of any of the following (each, as "Event of Default") shall terminate any obligation of Lender to make any additional Loan; and shall, at the option of Lender (1) make all sums of Basic Interest and principal, all Terminal Payments, and any Obligations and other amounts owing under any Loan Documents immediately due and payable without notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor or any other notices or demands, and (2) give Lender the right to exercise any other right or remedy provided by contract or applicable law;

     (a) Borrower shall fail to pay any principal, interest or Terminal Payment under this Agreement, or fail to pay any fees or other charges when due under any Loan Document, and such failure continues for five (5) Business Days or more after the same first becomes due; or an Event of Default as defined in any other Loan Document shall have occurred.

     (b) Any representation or warranty made, or financial statement, certificate or other document provided, by Borrower under any Loan Document shall prove to have been false or misleading in any material respect when made or deemed made herein.

     (c) Borrower shall fail to pay its debts generally as they become due or shall commence any Insolvency Proceeding with respect to itself; an involuntary Insolvency Proceeding shall be filed against Borrower, or a custodian, receiver, trustee, assignee for the benefit of creditors, or other similar official, shall be appointed to take possession, custody or control of the properties of Borrower, and such involuntary Insolvency Proceeding, petition or appointment is acquiesced to by Borrower or is not dismissed within sixty (60) days; or the dissolution or termination of the business of Borrower.

     (d) Borrower shall be in default beyond any applicable period of grace or cure under any other agreement involving the borrowing of money, the purchase of property, the advance of credit or any other monetary liability of any kind to Lender or to any Person, exceeding the Threshold Amount or aggregate indebtedness exceeding the sum of One Hundred Thousand Dollars ($100,000), which results in the acceleration of payment of such obligation in an amount in excess of the Threshold Amount.

     (e) Any governmental or regulatory authority shall take any judicial or administrative action, or any defined benefit pension plan maintained by Borrower shall have any unfunded liabilities, any of which, in the reasonable judgment of Lender, might have a Material Adverse Effect.

     (f) Except for a merger pursuant to Section 6.2, any sale, transfer or other disposition of all or a substantial or material part of the assets of Borrower, including without limitation to any trust or similar entity, shall occur.

     (g) Any judgment(s) singly or in the aggregate in excess of the Threshold Amount shall be entered against Borrower which remain unsatisfied, unvacated or unstayed pending appeal for ten (10) or more days after entry thereof.

     (h) Except as provided for in Section 6.2, any Person or two or more Persons acting in concert shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission) of twenty-five percent (25%) or more of the outstanding shares of voting stock of Borrower.

     (i) Borrower shall fail to perform or observe any covenant contained in Article 6 of this Agreement.

     (j) Borrower shall fail to perform or observe any covenant contained in this Agreement or any other Loan Document (other than a covenant which is dealt with specifically elsewhere in this Article 7) and the breach of such covenant is not cured within 30 days after the sooner to occur of Borrower's receipt of notice of such breach from Lender or the date on which such breach first becomes known to any officer of Borrower, provided, however, that if such breach is not capable of being cured within such 30-day period and Borrower timely notifies Lender of such fact and Borrower diligently pursues such cure, then the cure period shall be extended to the date requested by Borrower's notice but in no event more than 90 days from the initial breach; provided, further, that such additional 60-day opportunity to cure shall not apply in the case of any failure to perform or observe any covenant which has been the subject of a prior failure within the preceding 180 days or which is a willful and knowing breach by Borrower.

     7.2 REMEDIES UPON DEFAULT. Upon the occurrence and during the continuance of an Event of Default, Lender shall be entitled to, at its option, exercise any or all of the rights and remedies available to a secured party under the Uniform Commercial Code or any other applicable law, and exercise any or all of its rights and remedies provided for in this Agreement and in any other Loan Document. The obligations of Borrower under this Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any Obligations is rescinded or must otherwise be returned by Lender upon, on account of, or in connection with, the insolvency, bankruptcy or reorganization of Borrower or otherwise, all as though such payment had not been made.

     7.3 SALE OF COLLATERAL. Upon the occurrence and during the continuance of an Event of Default, Lender may sell all or any part of the Collateral, at public or private sales, to itself, a wholesaler, retailer or investor, for cash, upon credit or for future delivery, and at such price or prices as Lender may deem commercially reasonable. To the extent permitted by law, Borrower hereby specifically waives all rights of redemption and any rights of stay or appraisal which it has or may have under any applicable law in effect from time to time. Any such public or private sales shall be held at such times and at such place(s) as Lender may determine. In case of the sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by Lender until the selling price is paid by the purchaser, but Lender shall not incur any liability in case of the failure of such purchaser to pay for the Collateral and, in case of any such failure, such Collateral may be resold. Lender may, instead of exercising its power of sale, proceed to enforce its security interest in the Collateral by seeking a judgment or decree of a court of competent jurisdiction.

     7.4 BORROWER'S OBLIGATIONS UPON DEFAULT. Upon the request of Lender after the occurrence and during the continuance of an event of Default, Borrower will:

     (a) Assemble and make available to Lender the Collateral at such place(s) as Lender shall reasonably designate, segregating all Collateral so that each item is capable of identification; and

     (b) Subject to the rights of any lessor, permit Lender, by Lender's officers, employees, agents and representatives, to enter any premises where any Collateral is located, to take possession of the Collateral, to complete the processing, manufacture or repair of any Collateral, and to remove the Collateral, or to conduct any public or private sale of the Collateral, all without any liability of Lender for rent or other compensation for the use of Borrower's premises.

ARTICLE 8 - SPECIAL COLLATERAL PROVISIONS

     8.1 PERFORMANCE OF BORROWER'S OBLIGATIONS. Without having any obligation to do so, upon reasonable prior notice to Borrower, Lender may perform or pay any obligation which Borrower has agreed to perform or pay under this Agreement, including, without limitation, the payment or discharge of taxes or Liens levied or placed on or threatened against the collateral. In so performing or paying, Lender shall determine the action to be taken and the amount necessary to discharge such obligations. Borrower shall reimburse Lender on demand for any amounts paid by Lender pursuant to this Section, which amounts shall constitute Obligations secured by the Collateral and shall bear interest from the date of demand at the Default Rate.

     8.2 POWER OF ATTORNEY. For the purpose of protecting and preserving the Collateral and Lender's rights under this Agreement, Borrower hereby irrevocably appoints Lender, with full power of substitution, as its attorney-in-fact with full power and authority, after the occurrence and during the continuance of an Event of Default, to do any act which Borrower is obligated to do hereunder; to exercise such rights with respect to the Collateral as Borrower might exercise; to use such Equipment, Fixtures or other property as Borrower might use; to enter Borrower's premises; to give notice of Lender's security interest in, and to collect the Collateral; and to execute and file in Borrower's name any financing statements, amendments and continuation statements necessary or desirable to perfect or continue the perfection of

Lender's security interests in the Collateral. Borrower hereby ratifies all that Lender shall lawfully do or cause to be done by virtue of this appointment.

     8.3 AUTHORIZATION FOR LENDER TO TAKE CERTAIN ACTION. The power of attorney created in Section 8.2 is a power coupled with an interest and shall be irrevocable. The powers conferred on Lender hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon Lender to exercise such powers. Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and in no event shall Lender or any of its directors, officers, employees, agents or representatives be responsible to Borrower for any act or failure to act, except for gross negligence or willful misconduct. After the occurrence and during the continuance of an Event of Default, Lender may exercise this power of attorney without notice to or assent of Borrower, in the name of Borrower, or in Lender's own name, from time to time in Lender's sole discretion and at Borrower's expense, provided that such expenses are reasonable and actually incurred. To further carry out the terms of this Agreement, after the occurrence and during the continuance of an Event of Default, Lender may:

     (a) Sign and endorse any invoice, freight or express bills, bills of loading, storage or warehouse receipts; drafts, certificates and statements under any commercial or standby letter of credit relating to Collateral; or any other documents relating to the Collateral, including without limitation the Records.

     (b) Use or operate Collateral or any other property of Borrower for the purpose of preserving or liquidating Collateral.

     (c) File any claim or take any other action or proceeding in any court of law or equity or as otherwise deemed appropriate by Lender for the purpose of collecting any and all monies due or securing any performance to be rendered with respect to the Collateral.

     (d) Commence, prosecute or defend any suits, actions or proceedings or as otherwise deemed appropriate by Lender for the purpose of protecting or collecting the Collateral.

     (e) Prepare, adjust, execute, deliver and receive payment under insurance claims, and collect and receive payment of and endorse any instrument in payment of loss or returned premiums or any other insurance refunds or return, and apply such amounts at Lender's sole discretion toward repayment of the Obligation or replacement of the Collateral.

     8.4 APPLICATION OF PROCEEDS. Any Proceeds and other monies or property received by Lender pursuant to the terms of this Agreement or any Loan Document may be applied by Lender first to the payment of expenses of collection, including without limitation reasonable attorney's fees, and then to the payment of the Obligations in such order of application as Lender may elect.

     8.5 DEFICIENCY. If the Proceeds of any disposition of the Collateral are insufficient to cover all costs and expenses of such sale and the payment in full of all the Obligations, plus all other sums required to be expended or distributed by Lender, then Borrower shall be liable for any such deficiency.

     8.6 LENDER TRANSFER. Upon the transfer of all or any part of the Obligations, Lender may transfer all or part of the Collateral and shall be fully discharged thereafter from all liability and responsibility with respect to such Collateral so transferred, and the transferee shall be vested with all the rights and powers of Lender hereunder with respect to such Collateral so transferred, but with respect to any Collateral not so transferred, Lender shall retain all rights and powers hereby given.

     8.7  LENDER'S DUTIES.

     (a) Lender shall use reasonable care in the custody and preservation of any Collateral in its possession. Without limitation on other conduct which may be considered the exercise of reasonable care, Lender shall be deemed to have exercised reasonable care in the custody and preservation of such Collateral if such Collateral is accorded treatment substantially equal to that which Lender accords its own property, or taking any necessary steps to preserve any rights against any Person with respect to any Collateral. Under no circumstances shall Lender be responsible for any injury or loss to the Collateral, or any part thereof, arising from any cause beyond the reasonable control of Lender.

     (b) Neither Lender, nor any of its directors, officers, employees, agents, attorneys or any other person affiliated with or representing Lender shall be liable for any claims, demands, losses or damages, of any kind whatsoever, made, claimed, incurred or suffered by Borrower or any other party through the ordinary negligence of Lender, or any of its directors, officers, employees, agents, attorneys or any other person affiliated with or representing Lender.

      8.8 TERMINATION OF SECURITY INTERESTS. Upon the payment in full of the Obligations and if Lender has no further obligations under its Commitment, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to Borrower. Upon any such termination, the Lender shall, at Borrower's expense, execute and deliver to Borrower such documents as Borrower shall reasonably request to evidence such termination.

ARTICLE 9 - GENERAL PROVISIONS

      9.1 NOTICES. Any notice given by any party under any Loan Document shall be in writing and personally delivered, sent by overnight courier, or United States mail, postage prepaid, or sent by facsimile, or other authenticated message, charges prepaid, to the other party's or parties' addresses shown on the Supplement. Each party may change the address or facsimile number to which notices, requests and other communications are to be sent by giving written notice of such change to each other party. Notice given by hand delivery shall be deemed received on the date delivered; if sent by overnight courier, on the next business day after delivery to the courier service; if by first class mail, on the third business day after deposit in the U.S. Mail; and if by facsimile, on the date of transmission.

      9.2 BINDING EFFECT. The Loan Documents shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns; provided, however, that Borrower may not assign or transfer Borrower's rights or obligations under any Loan Document, except to a person or entity into which it has merged or which has otherwise succeeded to all or substantially all of its business and assets to which this Agreement pertains, by merger reorganization or otherwise, in accordance with Section 6.2 without Lender's prior written consent. Lender reserves the right to sell, assign, transfer, negotiate or grant participations in all or any part of, or any interest in, Lender's rights and obligations under the Loan Documents. In connection with any of the foregoing, Lender may disclose all documents and information which Lender now or hereafter may have relating to the Loans, Borrower, or its business; provided that any person who receives such information shall have agreed in writing in advance to maintain the confidentiality of such information on terms reasonably acceptable to Borrower.

      9.3 NO WAIVER. Any waiver, consent or approval by Lender of any Event of Default or breach of any provision, condition, or covenant of any Loan Document must be in writing and shall be effective only to the extent set forth in writing. No waiver of any breach or default shall be deemed a waiver of any later breach or default of the same or any other provision of any Loan Document. No failure or delay on the part of Lender in exercising any power, right, or privilege under any Loan Document shall operate as a waiver thereof, and no single or partial exercise of any such power, right, or privilege shall preclude any further exercise thereof or the exercise of any other power, right or privilege. Lender has the right at its sole option to continue to accept interest and/or principal payments due under the Loan Documents after default, and such acceptance shall not constitute a waiver of said default or an extension of the Maturity Date unless Lender agrees otherwise in writing.

      9.4 RIGHTS CUMULATIVE. All rights and remedies existing under the Loan Documents are cumulative to, and not exclusive of, any other rights or remedies available under contract or applicable law.

      9.5 UNENFORCEABLE PROVISIONS. Any provision of any Loan Document executed by Borrower which is prohibited or unenforceable in any jurisdiction, shall be so only as to such jurisdiction and only to the extent of such prohibition or unenforceability, but all the remaining provisions of any such Loan Document shall remain valid and enforceable.

      9.6 ACCOUNTING TERMS. Except as otherwise provided in this Agreement, accounting terms and financial covenants and information shall be determined and prepared in accordance with GAAP.

      9.7 INDEMNIFICATION; EXCULPATION. Borrower shall pay and protect, defend and indemnify Lender and Lender's employees, officers, directors, shareholders, affiliates, correspondents, agents and representatives (other than Lender, collectively "Agents") against, and hold Lender and each such Agent harmless from, all claims, actions, proceedings, liabilities, damages, losses, expenses (including, without limitation, attorneys' fees and costs) and other amounts incurred by Lender and each such Agent, arising from (i) the matters contemplated by this Agreement or any other Loan Documents or (ii) any contention that Borrower has filed to comply with any law, rule, regulation, order or directive applicable to Borrower's business; PROVIDED, HOWEVER, that this indemnification shall not apply to any of the foregoing incurred solely as the result of Lender's or any Agent's gross negligence or willful misconduct. This indemnification shall survive the payment and satisfaction of all of Borrower's Obligations to Lender.

     9.8 REIMBURSEMENT. Borrower shall reimburse Lender for all reasonable costs and expenses actually incurred, including without limitation reasonable attorneys' fees and disbursements expended or incurred by Lender in any arbitration, mediation, judicial reference, legal action or otherwise in which Lender obtains a favorable judgement, award or other similar favorable outcome and in connection with (a) the preparation and negotiation of the Loan Documents, (b) the amendment and enforcement of the Loan Documents, including without limitation during any workout, attempted workout, and/or in connection with the rendering or legal advice as to Lender's rights, remedies and obligations under the loan Documents, (c) collecting any sum which becomes due Lender under any Loan Document, (d) any proceeding for declaratory relief, any counterclaim to any proceeding, or any appeal or (e) the protection, preservation or enforcement of any rights of Lender. For the purposes of this section, attorney's fees shall include, without limitation, fees incurred in connection with the following; (1) contempt proceedings; (12) discovery; (3) any motion, proceeding or other activity of any kind in connection with an Insolvency Proceeding; (4) garnishment, levy, and debtor and third party examinations; and (5) postjudgment motions and proceedings of any kind, including without limitation any activity taken to collect or enforce any judgment. All of the foregoing costs and expenses shall be payable upon demand by Lender, and if not paid within forty-five (45) days of presentation of invoices shall bear interest at the highest applicable Default Rate.

     9.9 EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts which, when taken together, shall constitute but one agreement.

     9.10 ENTIRE AGREEMENT. The Loan Documents are intended by the parties as the final expression of their agreement and therefore contain the entire agreement between the parties and supersede all prior understandings or agreements concerning the subject matter hereof. This Agreement may be amended only in a writing signed by Borrower and Lender.

     9.11  GOVERNING LAW AND JURISDICTION.

     (a) THIS AGREEMENT AND THE LOAN DOCUMENTS SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA.

     (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF CALIFORNIA OR OF THE UNITED STATES FOR THE NORTHERN DISTRICT OF CALIFORNIA, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF BORROWER AND LENDER CONSENTS, FOR
ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF BORROWER AND LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. BORROWER AND LENDER EACH WAIVE PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY CALIFORNIA LAW.

     9.12 WAIVER OF JURY TRIAL. BORROWER AND LENDER EACH WAIVES ITS RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OTHERWISE. BORROWER AND

LENDER EACH AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY, WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEMS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

ARTICLE 10 - DEFINITIONS

     The definitions appearing in this Agreement or any Supplement shall be applicable to both the singular and plural forms of the defined terms:

"AFFILIATE" means any Person which directly or indirectly controls, is controlled by, or is under common control with Borrower. "Control," "controlled by" and "under common control with" mean direct or indirect possession of the power to direct or cause the direction of management or policies (whether through ownership of voting securities, by contract or otherwise);
provided, that control shall be conclusively presumed when any Person or affiliated group directly or indirectly owns five percent (5%) or more of the securities having ordinary voting power for the election of directors of a corporation.

"AGREEMENT" means this Loan and Security Agreement and each Supplement thereto, as each may be amended or supplemented from time to time.

"BANKRUPTCY CODE" means the Federal Bankruptcy Reform Act of 1978 (11 U.S.C.
Section 191, et seq.), as amended.

"BASIC INTEREST" means the fixed rate of interest payable on the outstanding balance of each Loan at the applicable Designated Rate.

"BORROWING DATE" means the Business Day on which the proceeds of a Loan are disbursed by Lender.

"BORROWING REQUEST" means a written request from Borrower in substantially the form of Exhibit "B" to the Supplement, requesting the funding of one or more Loans on a particular Business Date.

"BUSINESS DAY" means any day other than a Saturday, Sunday or other day on which commercial banks in New York City or San Francisco are authorized or required by law to close.

"CLOSING DATE" means the date of this Agreement.

"COLLATERAL" means all Borrower's Equipment now owned or hereafter acquired or arising, wherever located, and whether held by Borrower or any third party, and all proceeds and products thereof, including all insurance and condemnation proceeds ("Proceeds"), and all monies now or at any time hereafter in the possession or under the control of Lender or a bailee or affiliate of Lender, including any cash collateral in any cash collateral or other account, and all Records.

"COMMITMENT" means the obligation of Lender to make Loans to Borrower up to the aggregate principal amount set forth in the Supplement.

"DEFAULT" means an event which with the giving of notice, passage of time, or both would constitute an Event of Default.

"DEFAULT RATE" is defined in Section 2.7.

"DESIGNATED RATE" means the rate of interest per annum described in the Supplement as being applicable to an outstanding Loan from time to time.

"ENVIRONMENTAL LAWS" means all federal, state or local laws, statutes, common law duties, rules, regulations, ordinances and codes, together with all administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any governmental authorities, each case relating to environmental, health, or safety matters.

"EQUIPMENT" means all of Borrower's specific items of equipment described on
Schedule 1 attached to this Agreement and incorporated herein by this reference (as such Schedule 1 may be amended or supplemented from time to time), and all such property which is or is to become fixtures on real property, and all improvements, replacements, accessions and additions thereto, wherever located, and all proceeds thereof arising from the sale, lease, rental or other use or disposition of any such property, including all rights to payment with respect to insurance or condemnation, returned premiums, or any cause of action relating to any of the foregoing.

"EVENT OF DEFAULT" means any event described in Section 7.1.

"FIXTURES" means all items of Equipment that are so related to the real property upon which they are located that an interest in them arises under real property law, and improvements, replacements, parts, accessions and additions thereto, and substitutions therefor.

"GAAP" means generally accepted accounting principles and practices consistent with those principles and practices promulgated or adopted by the Financial Accounting Standards Board and the Board of the American Institute of Certified Public Accountants, their respective predecessors and successors. Each accounting term used but not otherwise expressly defined herein shall have the meaning given it by GAAP.

"INSOLVENCY PROCEEDING" means (a) any case, action or proceeding before any court or other governmental authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors, or other, similar arrangement in respect of its creditors generally or any substantial portion of its creditors, undertaken under U.S. Federal, state or foreign law, including the Bankruptcy Code.

"LIEN" means any voluntary or involuntary security interest, mortgage, pledge, claim, charge, encumbrance, title retention agreement, or third party interest, covering all or any part of the property of Borrower or any other Person.

"LOAN" means an extension of credit by Lender under this Agreement.

"LOAN DOCUMENTS" means individually and collectively, this Loan and Security Agreement, each Supplement, each Note, and any other security or pledge agreement(s), any Warrants issued by Borrower in connection with this Agreement, and all other contracts, instruments, addenda and documents executed in connection with this Agreement or the extensions of credit which are the subject of this Agreement.

"MATERIAL ADVERSE EFFECT" or "MATERIAL ADVERSE CHANGE" means (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties, or condition (financial or otherwise) of Borrower; (b) a material impairment of the ability of Borrower to perform under any Loan Document; or
(c) a material adverse effect upon the legality, validity, binding effect or enforceability against Borrower of any Loan Document.

"MATURITY DATE" means, with regard to a Loan, the earlier of (i) its maturity by reason of acceleration, or (ii) its stated maturity date; and is the date on which payment of all outstanding principal, accrued interest, and the Terminal Payment with respect to such Loan is due.

"NOTE" means a promissory note substantially in the form attached to the Supplement as Exhibit "A", executed by Borrower evidencing each Loan.

"OBLIGATIONS" means all debts, obligations and liabilities of Borrower to Lender currently existing or now or hereafter made, incurred or created under, pursuant to or in connection with this Agreement, whether voluntary or involuntary and however arising or evidenced, whether direct or acquired by Lender by assignment or succession, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether Borrower may be liable individually or jointly, or whether recovery upon such debt may be or become barred by any statute of limitations or otherwise unenforceable; and all renewals, extensions and modifications thereof; and all attorneys' fees and costs incurred by Lender in connection with the collection and enforcement thereof as provided for in any Loan Document.

"PERMITTED LIEN" means

     (a) Involuntary Liens which, in the aggregate, would not have a Material Adverse Effect and which in any event would not exceed the Threshold Amount;

     (b) Liens for current taxes or other governmental or regulatory assessments which are not delinquent, or which are contested in good faith by the appropriate procedures and for which appropriate reserves are maintained;

     (c)  Liens in favor of Lender;

     (d) materialmen's, mechanics', repairmen's, employees' or other like Liens arising in the ordinary course of business and which are not delinquent for more than 45 days or are being contested in good faith by appropriate proceedings;

     (e) any judgment, attachment or similar Lien, unless the judgment it secures has not been discharged or execution thereof effectively stayed and bonded against pending appeal within 30 days of the entry thereof; and

     (f) Any Liens existing on the Closing Date and disclosed in the Schedule or arising under this Agreement or the other Loan Documents.

"PERSON" means any individual or entity.

"QUALIFIED PUBLIC OFFERING" means the closing of a firmly underwritten public offering of Borrower's common stock with aggregate proceeds of not less than $20,000,000 (prior to underwriting expenses and commissions).

"RECORDS" means all Borrower's computer programs, software, hardware, source codes and data processing information, all written documents, books, invoices, ledger sheets, financial information and statements, and all other writings concerning Equipment.

"RELATED PERSON" means any Affiliate of Borrower, or any officer, employee, director or equity security holder of Borrower or any Affiliate.

"TERMINAL PAYMENT" means, with respect to each Loan, an amount payable on the Maturity Date of such Loan in an amount equal to that percentage of the original principal amount of such Loan specified in the Supplement.

"TERMINAL DATE" has the meaning specified in the Supplement.

"THRESHOLD AMOUNT" has the meaning specified in the Supplement.

"UCC" means the Uniform Commercial Code as enacted in the applicable jurisdiction, in effect on the Closing Date and as amended from time to time.

                                   SUPPLEMENT
                                     TO THE
                    LOAN AND SECURITY AGREEMENT (EQUIPMENT)
                          DATED AS OF FEBRUARY 9, 1999
                                    BETWEEN
                          NEW FOCUS, INC. ("BORROWER")
                                      AND
                 VENTURE LENDING & LEASING II, INC. ("LENDER")
________________________________________________________________________________


                This is a Supplement identified in the document entitled Loan and Security Agreement (Equipment) dated as of February 9, 1999 between Borrower and Lender. All capitalized terms used in this Supplement and not otherwise defined in this Supplement have the meanings ascribed to them in Section 10 of the Loan and Security Agreement, which is incorporated in its entirety into this Supplement. In the event of any inconsistency between the provisions of that document and this Supplement, this Supplement is controlling. Execution of this Supplement by the Lender and Borrower shall constitute execution of the Loan and Security Agreement.

                In addition to the provisions of the Loan and Security Agreement, the parties agree as follows:

1.              - ADDITIONAL DEFINITIONS:

                "COMMITMENT": Lender commits to make Loans to Borrower up to the aggregate, original principal amount of Two Million Dollars ($2,000,000.00).

                "DESIGNATED RATE": The Designated Rate is eight and 40/100 percent (8.40%) per annum.

                "TERMINAL PAYMENT": Each Terminal Payment shall be an amount equal to ten percent (10%) of the original principal amount of the associated Loan.

                "TERMINATION DATE": The Termination Date is the earlier of (a) the date Lender may terminate making Loans or extending other credit pursuant to the rights of Lender under Article 7 of the Agreement, or (b) December 31, 1999.

                "THRESHOLD AMOUNT": Fifty Thousand Dollars ($50,000.00).

2.              - Additional Terms and Conditions:

         A. ISSUANCE OF WARRANT TO LENDER. As additional consideration for the making of the Loans under the Agreement, upon the making of, and as a condition to, the initial Loan, Lender shall be entitled to receive a warrant to purchase 35,000 shares of Series D Preferred Stock of Borrower ("Warrant Shares") with an aggregate initial exercise price of $140,000 and a per share exercise price of $4.00 which is determined on the basis of the per share price of the preferred stock issued in the most recent round of venture capital equity financing prior to the Closing Date. The warrant under this Agreement shall be in substantially the form attached hereto as Exhibit "D"; shall be transferable by Lender, subject to compliance with applicable securities laws; shall expire not earlier than December 31, 2004; and shall include piggy-back registration rights, "net issuance" provisions, and anti-dilution protections reasonably satisfactory to Lender and its counsel.

     B. LIMITATION ON REIMBURSEMENT OF DOCUMENTATION COSTS. Notwithstanding anything to the contrary in Section 9.8 of the Loan and Security Agreement, Borrower's obligation to reimburse Lender its attorneys' fees and costs of documenting this transaction shall not exceed $1,000.00.

     C. LIMITATION ON EQUIPMENT LOANS. Each Loan shall be in an amount not to exceed one hundred percent (100%) of the amount paid or payable by Borrower to a non-affiliated manufacturer, vendor or dealer for an item of equipment as shown on an invoice therefor (excluding any commissions and any portion of the payment which relates to the servicing of the equipment and sales taxes payable by Borrower upon acquisition, and delivery charges). Used equipment purchased by Borrower may be financed at the depreciated value of the equipment purchase price (excluding any commissions and any portion of the payment which relates to the servicing of the equipment and sales taxes payable by Borrower upon acquisition, and delivery charges). Lender has the right to approve individual items of Equipment for funding. Each Loan requested by Borrower to be made on a single Business Day shall be for a minimum principal amount equal to $50,000 except to the extent the remaining Commitment is a lesser amount.

3.   - ADDITIONAL REPRESENTATIONS:

     Borrower represents and warrants that as of the Closing Date:

     Its chief executive office is located at: 2630 Walsh Avenue, Santa Clara, CA 95051-0905
     Its Equipment is located at:  Same
     Its Records are located at:   Same

     In addition to its chief executive office, Borrower maintains offices or operates its business at the following locations: Madison, WI (Fab Facility)

     Other than its full corporate name and the name of its fully-owed subsidiary Focused Research, Borrower has conducted business using the following trade names or fictitious business names: None

4.   - ADDITIONAL LOAN DOCUMENTS:
     Schedule 1 to the Loan and Security Agreement
     Form of Note                                    Exhibit "A"
     Form of Borrowing Request                       Exhibit "B"
     Form of Compliance Certificate                  Exhibit "C"
     Form of Warrant                                 Exhibit "D"

IN WITNESS WHEREOF, the parties have executed this Supplement as of the date first above written.

BORROWER:                            LENDER:

NEW FOCUS, INC.                      VENTURE LENDING & LEASING II, INC.

By:   /s/ KENNETH E. WESTRICK        By:   /s/ SALVADOR O. GUTIERREZ
     ---------------------------          ---------------------------
Name: KENNETH E. WESTRICK            Name: SALVADOR O. GUTIERREZ
     ---------------------------          ---------------------------
Title: President & CEO               Title: President
       --------------------------           --------------------------

Address for Notices:
Attn: Chief Financial Officer        Attn: Chief Financial Officer
      2630 Walsh Avenue                    2010 North First Street, Suite 310
      Santa Clara, Ca 95051                San Jose, CA 95131
Fax # 408-980-8883                   Fax # (408) 436-8625

                                   EXHIBIT A

                                                                [Note No. X-XXX]

                            FORM OF PROMISSORY NOTE

$[Face Amount of Note]                                               [Note Date]
                                                            San Jose, California


      The undersigned ("Borrower") promises to pay to the order of VENTURE LENDING & LEASING II, INC., a Maryland corporation ("Lender") at its office at 2010 North First Street, Suite 310, San Jose, California 95131, or at such other place as Lender may designate in writing, in lawful money of the United States of America, the principal sum of _____________________ Dollars ($______), with Basic Interest thereon from the date until maturity, whether scheduled or accelerated, at a fixed rate per annum of eight and 40/100 percent (8.40%), and a Terminal Payment in the sum of [10% of face amount] Dollars ($_______) payable on the Maturity Date.

      This Note is one of the Notes referred to in, and is entitled to all the benefits of, a Loan and Security Agreement dated [Agreement Date], between Borrower and Lender (the "Loan Agreement"). Each capitalized term not otherwise defined herein shall have the meaning set forth in the Loan Agreement. The Loan Agreement contains provisions for the acceleration of the maturity of this Note upon the happening of certain stated events.

      Principal of and interest on this Note shall be payable as follows:

      On the Borrowing Date, Borrower shall pay (i) Basic Interest, in advance, on the outstanding principal balance of this Note at the Designated Rate for the period from the Borrowing Date through [THE LAST DAY OF THE SAME MONTH]; and (ii) a first (1st) amortization installment of principal and Basic Interest in the amount of _______________, in advance for the month of [first full month after Borrowing Date] and (iii) a 36th [last] amortization installment of principal and Basic Interest in the amount of $________________, in advance for the month [date of last regular amortization payment].

      Commencing of the first day of the second full month after the Borrowing Date, and continuing on the first day of each consecutive month thereafter, principal and Basic Interest shall be payable, in advance, in [thirty-three
(33) equal consecutive installments of ___________________ Dollars ($________) each, with a [thirty-fourth (34th)] installment equal to the entire unpaid principal balance and accrued Basic Interest on ___________, 2000_. The Terminal Payment amount shall be payable on [ONE MONTH LATER], 200_.

      Any unpaid payments of principal or interest on this Note shall bear interest from their respective maturities, whether scheduled or accelerated, at a rate per annum equal to the Default Rate. Borrower shall pay such interest on demand.

      Interest, charges and fees shall be calculated for actual days elapsed on the basis of a 360-day year, which results in higher interest, charge or fee payments than if a 365-day year were used. In no event shall Borrower be obligated to pay interest, charges or fees at a rate in excess of the highest rate permitted by applicable law from time to time in effect.

      If Borrower is late in making any payment under this Note by more than five (5) days, Borrower agrees to pay a "late charge" of five percent (5%) of the installment due, but not less than fifty dollars ($50.00) for any one such delinquent payment. This late charge may be charged by Lender for the purpose of defraying the expenses incidental to the handling of such delinquent amounts. Borrower acknowledges that such late charge represents a reasonable sum considering all of the circumstances existing on the date of this Note and represents a fair and reasonable estimate of the costs that will be sustained by Lender due to the failure of Borrower to make timely payments. Borrower further agrees that proof of actual damages would be costly and inconvenient. Such late charge shall be paid without prejudice to the right of Lender to collect any other amounts provided to be paid or to declare a default under this Note or any of the other Loan Documents or from exercising any other rights and remedies of Lender.

     This Note shall be governed by, and construed in accordance with, the laws of the State of California.



                                        NEW FOCUS, INC.



                                        By: ___________________________________

                                        Name: _________________________________

                                        Its: __________________________________

                                   EXHIBIT B

                               BORROWING REQUEST



                                                           _______________, ___


Venture Lending & Leasing II, Inc.
2010 North First Street, Suite 310
San Jose, CA 95131


     Re: NEW FOCUS, INC.


Gentlemen:

     Reference is made to the two Loan and Security Agreement dated as of _________ (as the same have been and may be amended from time to time, the "Loan Agreement", the capitalized terms used herein as defined therein), between Venture Lending & Leasing II, Inc. on one hand and New Focus, Inc. (the "Company") on the other.

     The undersigned is an Officer of the Company, authorized to borrow under The Loan Agreement, and hereby requests Loan under the Loan Agreement, and in that connection certifies as follows:

     1. The aggregate amount of the proposed Loan is $________. The Business Day of the proposed Loan is ________, 199X.

     2. As of this date, no Default or Event of Default has occurred and is continuing, or will result from the making of the proposed Loan, and the representations and warranties of the Company contained in the Loan Agreement are true and correct.

     3. No Material Adverse Change has occurred since the date of the most recent financial statements submitted to you by the Company.

     The Company agrees to notify you promptly before the funding of the Loan if any of the matters to which I have certified above shall not be true and correct on the Borrowing Date.



                                        Very Truly Yours,




                                        By: ___________________________________

                                        Name: _________________________________

                                        Its: __________________________________

                                   EXHIBIT C

                             COMPLIANCE CERTIFICATE

Venture Lending & Leasing II, Inc.
2010 North First Street, Suite 310
San Jose, CA 95131

     Re:_________________

Gentlemen:

     Reference is made to the two Loan and Security Agreement dated as of ______ (as the same have been and may be amended from time to time, the "Loan Agreement", the capitalized terms used herein as defined therein), between Venture Lending & Leasing II, Inc. on one hand and __________ (the "Company") on the other.

The undersigned authorized representative of the Company hereby certifies that in accordance with the terms and conditions of the Loan Agreement, the Company is in complete compliance for the period ending _____ of all required conditions and terms except as noted below. Attached herewith are the required documents supporting the above certification. The representative further certifies that these are prepared in accordance with Generally Accepted Accounting Principles and are consistent from one period to the next except as explained below.

         Indicate compliance status by circling Yes/No under "Complies"

REPORTING REQUIREMENT             REQUIRED                  COMPLIES
---------------------             --------                  --------
Interim Financial Statements      Monthly within 45 days    YES/NO
Audited Financial Statements      FYE within 90 days        YES/NO

FINANCIAL COVENANTS               REQUIRED                  COMPLIES
-------------------               --------                  --------

REQUIRED EXPLANATIONS:

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


                                             Very Truly Yours,

                                             By:    ____________________

                                             Name:  ____________________

                                             Its:   ____________________

                                   EXHIBIT D

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE TRANSFER IS MADE IN COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

                              WARRANT TO PURCHASE

                  35,000 SHARES OF SERIES D PREFERRED STOCK OF

                                NEW FOCUS, INC.

                         (Void after December 31, 2004)

This certifies that VENTURE LENDING & LEASING II, INC., a Maryland corporation, or assigns (the "Holder"), for value received, is entitled to purchase from NEW FOCUS, INC., a California corporation (the "Company"), 35,000 fully paid and nonassessable shares of the Company's Series D Preferred Stock ("Preferred Stock") for cash at a price of $4.00 per share (the "Stock Purchase Price") at any time or from time to time up to and including 5:00 p.m. (Pacific time) on December 31, 2004 (the "Expiration Date"), upon surrender to the Company at its principal office at 2630 Walsh Avenue, Santa Clara, CA 95051-0905, (or at such other location as the Company may advise Holder in writing) of this Warrant properly endorsed with the Form of Subscription attached hereto duly filled in and signed and upon payment in cash or by check of the aggregate Stock Purchase Price for the number of shares for which this Warrant is being exercised determined in accordance with the provisions hereof. The Stock Purchase Price and the number of shares purchasable hereunder are subject to adjustment as provided in Section 4 of this Warrant.

This Warrant is subject to the following terms and conditions:

     1.   Exercise; Issuance of Certificates; Payments for Shares.

          (a)  Unless an election is made pursuant to clause (b) of this
Section 1, this Warrant shall be exercisable at the option of the Holder, at any time or from time to time, on or before the Expiration Date for all or any portion of the shares of Preferred Stock (but not for a fraction of a share) which may be purchased hereunder for the Stock Purchase Price multiplied by the number of shares to be purchased. In the event, however, that pursuant to the Company's Articles of Incorporation, as amended, an event causing automatic conversion of the Company's Preferred Stock shall have occurred prior to the exercise of this Warrant, in whole or in part, then this Warrant shall be exercisable for the number of shares of Common Stock of the Company into which the Preferred Stock not purchased upon any prior exercise of the Warrant would have been so converted (and, where the context requires, reference to "Preferred Stock" shall be deemed to include such Common Stock). The Company agrees that the shares of Preferred Stock purchased under this Warrant shall be and are deemed to be issued to the holder hereof as the record owner of such shares as of the close of business on the date on which the form of subscription shall have been delivered and payment made for such shares. Subject to the provisions of Section 2, certificates for the shares of Preferred Stock so purchased, together with any other securities or property to which the Holder hereof is entitled upon such exercise, shall be delivered to the Holder hereof by the Company at the Company's expense within a reasonable time after the rights represented by this Warrant have been so exercised. Except as provided in clause (b) of this Section 1, in case of a purchase of less than all the shares which may be purchased under this Warrant, the Company shall cancel this Warrant and execute and deliver a new Warrant or Warrants of like tenor for the balance of the shares purchasable under the Warrant surrendered upon such purchase to the Holder hereof within a reasonable time. Each stock certificate so delivered shall be in such denominations of

Preferred Stock as may be requested by the Holder hereof and shall be registered in the name of such Holder or such other name as shall be designated by such Holder, subject to the limitations contained in Section 2.

            (b) The Holder, in lieu of exercising this Warrant by the payment of the Stock Purchase Price pursuant to clause (a) of this Section 1, may elect, at any time on or before the Expiration Date, to receive that number of shares of Preferred Stock equal to the quotient of: (i) the difference between (A) the Per Share Price (as hereinafter defined) of the Preferred Stock, less (B) the Stock Purchase Price then in effect, multiplied by the number of shares of Preferred Stock the Holder would otherwise have been entitled to purchase hereunder pursuant to clause (a) of this Section 1 (or such lesser number of shares as the Holder may designate in the case of a partial exercise of this Warrant); over (ii) the Per Share Price. Election to exercise under this section (b) may be made by delivering a signed form of subscription to the Company via facsimile, to be followed by delivery of the warrant.

            (c) For purposes of clause (b) of this Section 1, "Per Share Price" means the product of: (i) the greater of (A) the closing price of the Company's Common Stock as quoted by NASDAQ or listed on any exchange, whichever is applicable, as published in the Western Edition of the Wall Street Journal for the trading day immediately prior to the date of the Holder's election hereunder or, (B) if applicable at the time of or in connection with the exercise under clause (b) of this Section 1, the gross sales price of one share of the Company's Common Stock pursuant to a registered public offering or that amount which shareholders of the Company will receive for each share of Common Stock pursuant to a merger, reorganization or sale of assets; and (ii) that number of shares of Common Stock into which each share of Preferred Stock is convertible. If the Company's Common Stock is not quoted by NASDAQ or listed on an exchange, the Per Share Price of the Preferred Stock (or the equivalent number of shares of Common Stock into which such Preferred Stock is convertible) shall be the price per share which the Company would obtain from a willing buyer for shares sold by the Company from authorized but unissued shares as such price shall be agreed upon by the Holder and the Company or, if agreement cannot be reached within ten (10) business days of the Holder's election hereunder, as such price shall be determined by a panel of three (3) appraisers, one (1) to be chosen by the Company, one (1) to be chosen by the Holder and the third to be chosen by the first two (2) appraisers. If the appraisers cannot reach agreement within 30 days of the Holder's election hereunder, then each appraiser shall deliver its appraisal and the appraisal which is neither the highest nor the lowest shall constitute the Per Share Price. In the event either party fails to choose an appraiser within 30 days of the Holder's election hereunder, then the appraisal of the sole appraiser shall constitute the Per Share Price. Each party shall bear the cost of the appraiser selected by such party and the cost of the third appraiser shall be borne one-half by each party. In the event either party fails to choose an appraiser, the cost of the sole appraiser shall be borne one-half by each party.

      2.    Limitation on Transfer.

            (a) The Warrant and the Preferred Stock shall not be transferable except upon the conditions specified in this Section 2, which conditions are intended to insure compliance with the provisions of the Securities Act of 1933, as amended (the "Securities Act"). Each holder of this Warrant or the Preferred Stock issuable hereunder will cause any proposed transferee of the Warrant or Preferred Stock to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Section 2.

            (b) Each certificate representing (i) this Warrant, (ii) the Preferred Stock, (iii) shares of the Company's Common Stock issued upon conversion of the Preferred Stock and (iv) any other securities issued in respect to the Preferred Stock or Common Stock issued upon conversion of the Preferred Stock upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by the provisions of this Section 2 or unless such securities have been registered under the Securities Act or sold under Rule 144) be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required under applicable state securities laws):

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE TRANSFER IS MADE IN COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR

THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

          (c) The Holder of this Warrant and each person to whom this Warrant is subsequently transferred represents and warrants to the Company (by acceptance of such transfer) that it will not transfer the Warrant (or securities issuable upon exercise hereof unless a registration statement under the Securities Act was in effect with respect to such securities at the time of issuance thereof) except pursuant to (i) an effective registration statement under the Securities Act, (ii) Rule 144 under the Securities Act (or any other rule under the Securities Act relating to the disposition of securities), or
(iii) an opinion of counsel, reasonably satisfactory to counsel for the Company, that an exemption from such registration is available.

     3. Shares to be Fully Paid; Reservation of Shares. The Company covenants and agrees that all shares of Preferred Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all preemptive rights of any shareholder and free of all taxes, liens and charges with respect to the issue thereof (other than taxes in respect of transfer occurring contemporaneously or as otherwise specified herein). The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved, for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of share of authorized but unissued Preferred Stock, or other securities and property, when and as required to provide for the exercise of the rights represented by this Warrant. The Company will take all such action as may be necessary to assure that such shares of Preferred Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange upon which the Preferred Stock may be listed. The Company will not take any action which would result in any adjustment of the Stock Purchase Price (as defined in Section 4 hereof) (i) if the total number of shares of Preferred Stock issuable after such action upon exercise of all outstanding warrants, together with all shares of Preferred Stock then outstanding and all shares of Preferred Stock then issuable upon exercise of all options and upon the conversion of all convertible securities then outstanding, would exceed the total number of shares of Preferred Stock then authorized by the Company's Articles of Incorporation, or (ii) if the total number of shares of Common Stock issuable after such action upon the conversion of all such shares of Preferred Stock together with all shares of Common Stock then outstanding and then issuable upon exercise of all options and upon the conversion of all convertible securities then outstanding would exceed the total number of shares of Common Stock then authorized by the Company's Articles of Incorporation.

     4. Adjustment of Stock Purchase Price Number of Shares. The Stock Purchase Price and the number of shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events described in this Section 4. Upon each adjustment of the Stock Purchase Price, the Holder of this Warrant shall thereafter be entitled to purchase, at the Stock Purchase Price resulting from such adjustment, the number of shares obtained by multiplying the Stock Purchase Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the Stock Purchase Price resulting from such adjustment.

          4.1 Subdivision or Combination of Stock. In case the Company shall at any time subdivide its outstanding shares of Preferred Stock into a greater number of shares, the Stock Purchase Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Preferred Stock of the Company shall be combined into a smaller number of shares, the Stock Purchase Price in effect immediately prior to such combination shall be proportionately increased.

          4.2 Dividends in Preferred Stock, Other Stock, Property, Reclassification. If at any time or from time to time the holders of Preferred Stock (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received or become entitled to receive, without payment therefor,

               (a) Preferred Stock, or any shares of stock or other securities whether or not such securities are at any time directly or indirectly convertible into or exchangeable for Preferred Stock, or any rights or options to subscribe for, purchase or otherwise acquire any of the foregoing by way of dividend or other distribution, or

          (b)  any cash paid or payable otherwise than as a cash dividend, or

          (c) Preferred Stock or other or additional stock or other securities or property (including cash) by way of spinoff, split-up, reclassification, combination of shares or similar corporate rearrangement, (other than shares of Preferred Stock issued as a stock split, adjustments in respect of which shall be covered by the terms of Section 4.1 above).

Then and in each such case, the Holder hereof shall, upon the exercise of this Warrant, be entitled to receive, in addition to the number of shares of Preferred Stock receivable thereupon, and without payment of any additional consideration therefore, the amount of stock and other securities and property (including cash in the cases referred to in clauses (b) and (c) above) which such Holder would hold on the date of such exercise had he been the holder of record of such Preferred Stock as of the date on which holders of Preferred Stock received or became entitled to receive such shares and/or all other additional stock and other securities and property.

     4.3 Reorganization, Reclassification, Consolidation, Merger or Sale. If any capital reorganization of the capital stock of the Company, or any consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Preferred Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Preferred Stock (Corporate Event), then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the holder hereof shall thereafter have the right to purchase and receive (in lieu of the shares of the Preferred Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby) such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Preferred Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, provided, however, in the event that 1) the effective price of such Corporate Event is in excess of the exercise price hereof effective at the time of the Corporate Event, 2) the consideration received in such Corporate Event is cash or shares that are of a publicly traded company listed on a national market or exchange, without restrictions within 90 days of the close of such Corporate Event, except for those of Rule 144 or 145, and 3) the Company's shareholders own less than 50% of the voting securities of the surviving entity, then this Warrant shall be deemed exercised in accordance with the provisions of section 1(b) upon the closing of the Corporate Event. In any such case, appropriate provision shall be made with respect to the rights and interests of the holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Stock Purchase Price and of the number of shares purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be possible, in relation to any share of stock, securities or assets thereafter deliverable upon the exercise hereof.

     4.4 Sale or Issuance Below Purchase Price. If the Company shall at any time or from time to time issue or sell any of its Common Stock, Preferred Stock, options to acquire (or rights to acquire such options), or any other securities convertible into or exercisable for Common Stock, for a consideration per share less than the Stock Purchase Price in effect immediately prior to the time of such issue or sale, the Conversion ratio shall be adjusted in accordance with the Company's Articles of Incorporation.

     4.5 Notice of Adjustment. Upon any adjustment of the Stock Purchase Price, and/or any increase or decrease in the number of shares purchasable upon the exercise of this Warrant the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to the registered holder of this Warrant at the address of such holder as shown on the books of the Company. The notice, which may be substantially in the form of Exhibit "A" attached hereto, shall be signed by the Company's chief financial officer and shall state the Stock Purchase Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which calculation is based.

          4.6  Other Notices. If at any time:

               (a) the Company shall declare any cash dividend upon its Preferred Stock;

               (b) the Company shall declare any dividend upon its Preferred Stock payable in stock or make any special dividend or other distribution to the holders of its Preferred Stock;

               (c) the Company shall offer for subscription pro rata to the holders of its Preferred Stock any additional shares of stock of any class or other rights;

               (d) there shall be any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation;

               (e) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company; or

               (f) the Company shall take or propose to take any other action, notice of which is actually provided to holders of the Preferred Stock;

then, in any one or more of said cases, the Company shall give, by first class mail, postage prepaid, addressed to the holder of this Warrant at the address of such holder as shown on the books of the Company, (i) at least 20 day's prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, or other action and (ii) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, or other action, at least 20 day's written notice of the date when the same shall take place. Any notice given in accordance with the foregoing clause (i) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Preferred Stock shall be entitled thereto. Any notice given in accordance with the foregoing clause (ii) shall also specify the date on which the holders of Preferred Stock shall be entitled to exchange their Preferred Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, or other action as the case may be.

          4.7 Certain Events. If any change in the outstanding Preferred Stock of the Company or any other event occurs as to which the other provisions of this Section 4 are not strictly applicable or if strictly applicable would not fairly protect the purchase rights of the Holder of the Warrant in accordance with the essential intent and principles of such provisions, then the Board of Directors of the Company shall make an adjustment in the number and class of shares available under the Warrant, the Stock Purchase Price and/or the application of such provisions, in accordance with such essential intent and principles, so as to protect such purchase rights as aforesaid. The adjustment shall be such as will give the Holder of the Warrant upon exercise for the same aggregate Stock Purchase Price the total number, class and kind of shares as he would have owned had the Warrant been exercised prior to the event and had he continued to hold such shares until after the event requiring adjustment.

     5. Issue Tax. The issuance of certificates for shares of Preferred Stock upon the exercise of the Warrant shall be made without charge to the Holder of the Warrant for any issue tax in respect thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the then Holder of the Warrant being exercised.

     6. Closing of Books. Provided that the Holder shall be in compliance with the terms of this Agreement, including but not limited to, Section 2, the Company will at no time close its transfer books against the transfer of any Warrant or of any shares of Preferred Stock issued or issuable upon the exercise of any warrant.

     7. No Voting or Dividend Rights; Limitation of Liability. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent as a shareholder in respect of meetings of shareholders for the election of directors of the Company or any other matters or any rights whatsoever as a shareholder of the Company. No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised. No provisions hereof, in the absence of affirmative action by the holder to purchase shares of Preferred Stock, and no mere enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder for the Stock Purchase Price or as a shareholder of the Company, whether such liability is asserted by the Company or by its creditors.

     8.   Intentionally Omitted.

     9. Registration Rights. The Holder hereof shall be entitled, with respect to the shares of Preferred Stock issued upon exercise hereof or the shares of Common Stock or other securities issued upon conversion of such Preferred Stock as the case may be, to, and bound by, all of the registration rights and obligations set forth in the First Amended and Restated Registration Rights Agreement dated as of July 31, 1998 to the same extent and on the same terms and conditions as possessed by the Investors thereunder. The Company shall take such action as may be reasonably necessary to assure that the granting of such registration rights to the Holder does not violate the provisions of such agreement or any of the Company's charter documents or rights of prior Grantees of registration rights.

     10. Rights and Obligations Survive Exercise of Warrant. The rights and obligations of the Company, of the Holder of this Warrant and of the holder of shares of Preferred Stock issued upon exercise of this Warrant, contained in Sections 6 and 9 shall survive the exercise of this Warrant.

     11. Modification and Waiver. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

     12. Notices. Any notice, request or other document required or permitted to be given or delivered to the holder hereof or the Company shall be deemed to have been given (i) upon receipt if delivered personally or by courier (ii) upon confirmation of receipt if by telecopy or (iii) three business days after deposit in the US mail, with postage prepaid and certified or registered, to each such holder at its address as shown on the books of the Company or to the Company at the address indicated therefor in the first paragraph of this Warrant.

     13. Binding Effect on Successors. This Warrant shall be binding upon any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets. All of the obligations of the Company relating to the Preferred Stock issuable upon the exercise of this Warrant shall survive the exercise and termination of this Warrant. All of the covenants and agreements of the Company shall inure to the benefit of the successors or assign of the holder hereof. The Company will, at the time of the exercise of this Warrant, in whole or in part, upon request of the Holder hereof but at the Company's expense, acknowledge in writing its continuing obligation to the Holder hereof in respect of any rights (including, without limitation, any right to registration of the shares of Common Stock) to which the holder hereof shall continue to be entitled after such exercise in accordance with this Warrant; provided, that the failure of the holder hereof to make any such request shall not affect the continuing obligation of the Company to the Holder hereof in respect to such rights.

     14. Descriptive Headings and Governing Law. The descriptive headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of California.

      15. Lost Warrants or Stock Certificates. The Company represents and warrants to the Holder hereof that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of any Warrant or stock certificate and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company at its expense will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

      16. Fractional Shares. No fractional shares shall be issued upon exercise of this Warrant. The Company shall, in lieu of issuing any fractional share, pay the holder entitled to such fraction a sum in cash equal to such fraction multiplied by the then effective Stock Purchase Price.

      17. Representations of Holder. With respect to this Warrant, Holder represents and warrants to the Company as follows:

            17.1 Experience. It is experienced in evaluating and investing in companies engaged in businesses similar to that of the Company; it understands that investment in the Warrant involves substantial risks; it has made detailed inquiries concerning the Company, its business and services, its officers and its personnel; the officers of the Company have made available to Holder any and all written information it has requested; the officers of the Company have answered to Holder's satisfaction all inquiries made by it; in making this investment it has relied upon information made available to it by the Company; and it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Company and it is able to bear the economic risk of that investment.

            17.2 Investment. It is acquiring the Warrant for investment for its own account and not with a view to, or for resale in connection with, any distribution thereof. It understands that the Warrant, the shares of Preferred Stock issuable upon exercise thereof and the shares of Common Stock issuable upon conversion of the Preferred Stock, have not been registered under the Securities Act of 1933, as amended, nor qualified under applicable state securities laws.

            17.3 Rule 144. It acknowledges that the Warrant, the Preferred Stock and the Common Stock must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. It has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act.

            17.4 Access to Data. It has had an opportunity to discuss the Company's business, management and financial affairs with the Company's management and has had the opportunity to inspect the Company's facilities.

      18. Additional Representations and Covenants of the Company. The Company hereby represents, warrants and agrees as follows:

            18.1 Corporate Power. The Company has all requisite corporate power and corporate authority to issue this Warrant and to carry out and perform its obligations hereunder.

            18.2 Authorization. All corporate action on the part of the Company, its directors and shareholders necessary for the authorization, execution, delivery and performance by the Company of this has been taken. This Warrant is a valid and binding obligation of the Company, enforceable in accordance with its terms.

            18.3 Offering. Subject in part to the truth and accuracy of Holder's representations set forth in Section 17 hereof, the offer, issuance and sale of the Warrant is, and the issuance of Preferred Stock upon exercise of the Warrant and the issuance of Common Stock upon conversion of the Preferred Stock will be exempt from the registration requirements of the Securities Act, and are exempt from the qualification requirements of any applicable state securities laws; and neither the Company nor anyone acting on its behalf will take any action hereafter that would cause the loss of such exemptions.

          18.4 Stock Issuance. Upon exercise of the Warrant, the Company will use its best efforts to cause stock certificates representing the shares of Preferred Stock purchased pursuant to the exercise to be issued in the individual names of Holder, its nominees or assignees, as appropriate at the time of such exercise. Upon conversion of the shares of Preferred Stock to shares of Common Stock, the Company will issue the Common Stock in the individual names of Holder, its nominees or assignees, as appropriate.

          18.5 Articles and By-Laws. The Company has provided Holder with true and complete copies of the Company's Articles or Certificate of Incorporation, By-Laws, and each Certificate of Determination or other charter document setting, forth any rights, preferences and privileges of Company's capital stock, each as amended and in effect on the date of issuance of this Warrant.

          18.6 Conversion of Preferred Stock. As of the date hereof, each share of the Preferred Stock is convertible into one share of the Common Stock.

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its officers, thereunto duly authorized this 1st day of February, 1999.

NEW FOCUS, INC.



By:
   ----------------------------
Title:
       ------------------------

                              FORM OF SUBSCRIPTION

                  (To be signed only upon exercise of Warrant)



To:
    ------------------------------

     The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, (1) See Below ______________________ (________)
     shares (the "Shares") of Stock of _______ and herewith makes payment of ______________ Dollars ($_____) therefor, and requests that the certificates for such shares be issued in the name of, and delivered to, ____________, whose address is ________________________.

     The undersigned hereby elects to convert ___ percent (___%) of the value of the Warrant pursuant to the provisions of Section 1(b) of the Warrant.

The undersigned represents that it is acquiring such Common Stock for its own account for investment and not with a view to or for sale in connection with any distribution thereof (subject, however, to any requirement of law that the disposition thereof shall at all times be within its control.

               Dated   ______________________
               Holder: ______________________
               By:     ______________________
               Its:    ______________________

               (Address)

               ______________________________

               ______________________________


(1) Insert here the number of shares called for on the face of the Warrant (or, in the case of a partial exercise, the portion thereof as to which the Warrant is being exercised), in either case without making any adjustment for additional Preferred Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of the Warrant, may be deliverable upon exercise.

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned, the holder of the within Warrant, hereby sells, assigns and transfers all of the rights of the undersigned under the within Warrant, with respect to the number of shares of Preferred Stock covered thereby set forth hereinbelow, unto:

Name of Assignee              Address                              No. of Shares
--------------------------------------------------------------------------------




Dated:
        -----------------------------------
Holder:
        -----------------------------------
By:
        -----------------------------------
Its:
        -----------------------------------

                                  EXHIBIT "A"

                         [On letterhead of the Company]


                Reference is hereby made to that certain Warrant dated ________________________, 199__, issued by ____________________________________, a ______________________________ corporation (the "Company"), to VENTURE
LENDING & LEASING II, INC., a Maryland corporation (the "Holder").

        [IF APPLICABLE] The Warrant provides that the actual number of shares of the Company's capital stock issuable upon exercise of the Warrant and the initial exercise price per share are to be determined by reference to one or more events or conditions subsequent to the issuance of the Warrant. Such events or conditions have now occurred or lapsed, and the Company wishes to confirm the actual number of shares issuable and the initial exercise price. The provisions of this Supplement to Warrant are incorporated into the Warrant by this reference, and shall control the interpretation and exercise of the Warrant.

        [IF APPLICABLE] Notice is hereby given pursuant to Section 4.5 of the Warrant that the following adjustment(s) have been made to the Warrant:
[describe adjustments, setting forth details regarding method of calculation and facts upon which calculation is based].

        This certifies that the Holder is entitled to purchase from the Company ______________________________ (__________________________) fully paid and nonassessable shares of the Company's ___________ Stock at a price of ______________________________ Dollars ($________________) per share (the
"Stock Purchase Price"). The Stock Purchase Price and the number of shares purchasable under the Warrant remain subject to adjustment as provided in
Section 4 of the Warrant.

        Executed this ___ day of ________________________, 199___.


                                             [COMPANY]

                                             By: _______________________________

                                             Name: _____________________________

                                             Title: ____________________________

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE TRANSFER IS MADE IN COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.



                              WARRANT TO PURCHASE

                  35,000 SHARES OF SERIES D PREFERRED STOCK OF

                                NEW FOCUS, INC.

                         (Void after December 31, 2004)


This certifies that VENTURE LENDING & LEASING II, INC., a Maryland corporation, or assigns (the "Holder"), for value received, is entitled to purchase from NEW FOCUS, INC., a California corporation (the "Company"), 35,000 fully paid and nonassessable shares of the Company's Series D Preferred Stock ("Preferred Stock") for cash at a price of $4.00 per share (the "Stock Purchase Price") at any time or from time to time up to and including 5:00 p.m. (Pacific time) on December 31, 2004 (the "Expiration Date"), upon surrender to the Company at its principal office at 2630 Walsh Avenue, Santa Clara, CA 95051-0905, (or at such other location as the Company may advise Holder in writing) of this Warrant properly endorsed with the Form of Subscription attached hereto duly filled in and signed and upon payment in cash or by check of the aggregate Stock Purchase Price for the number of shares for which this Warrant is being exercised determined in accordance with the provisions hereof. The Stock Purchase Price and the number of shares purchasable hereunder are subject to adjustment as provided in Section 4 of this Warrant.

This Warrant is subject to the following terms and conditions:

      1.        Exercise; Issuance of Certificates; Payment for Shares.

                (a) Unless an election is made pursuant to clause (b) of this Section 1, this Warrant shall be exercisable at the option of the Holder, at any time or from time to time, on or before the Expiration Date for all or any portion of the shares of Preferred Stock (but not for a fraction of a share) which may be purchased hereunder for the Stock Purchase Price multiplied by the number of shares to be purchased. In the event, however, that pursuant to the Company's Articles of Incorporation, as amended, an event causing automatic conversion of the Company's Preferred Stock shall have occurred prior to the exercise of this Warrant, in whole or in part, then this Warrant shall be exercisable for the number of shares of Common Stock of the Company into which the Preferred Stock not purchased upon any prior exercise of the Warrant would have been so converted (and, where the context requires, reference to "Preferred Stock" shall be deemed to include such Common Stock). The Company agrees that the shares of Preferred Stock purchased under this Warrant shall be and are deemed to be issued to the holder hereof as the record owner of such shares as of the close of business on the date on which the form of subscription shall have been delivered and payment made for such shares. Subject to the provisions of Section 2, certificates for the shares of Preferred Stock so purchased, together with any other securities or property to which the Holder hereof is entitled upon such exercise, shall be delivered to the Holder hereof by the Company at the Company's expense within a reasonable time after the rights represented by this Warrant have been so exercised. Except as provided in clause (b) of this Section 1, in case of a purchase of less than all the shares which may be purchased under this Warrant, the Company shall cancel this Warrant and execute and deliver a new Warrant or Warrants of like tenor for the balance of the shares purchasable under the Warrant surrendered upon such purchase to the Holder hereof within a reasonable time. Each stock certificate so delivered shall be in such denominations of

Preferred Stock as may be requested by the Holder hereof and shall be registered in the name of such Holder or such other name as shall be designated by such Holder, subject to the limitations contained in Section 2.

          (b) The Holder, in lieu of exercising this Warrant by the payment of the Stock Purchase Price pursuant to clause (a) of this Section 1, may elect, at any time on or before the Expiration Date, to receive that number of shares of Preferred Stock equal to the quotient of: (i) the difference between (A) the Per Share Price (as hereinafter defined) of the Preferred Stock, less (B) the Stock Purchase Price then in effect, multiplied by the number of shares of Preferred Stock the Holder would otherwise have been entitled to purchase hereunder pursuant to clause (a) of this Section 1 (or such lesser number of shares as the Holder may designate in the case of a partial exercise of this Warrant); over (ii) the Per Share Price. Election to exercise under this section (b) may be made by delivering a signed form of subscription to the Company via facsimile, to be followed by delivery of the warrant.

          (c) For purposes of clause (b) of this Section 1, "Per Share Price" means the product of: (i) the greater of (A) the closing price of the Company's Common Stock as quoted by NASDAQ or listed on any exchange, whichever is applicable, as published in the Western Edition of The Wall Street Journal for the trading day immediately prior to the date of the Holder's election hereunder or, (B) if applicable at the time of or in connection with the exercise under clause (b) of this Section 1, the gross sales price of one share of the Company's Common Stock pursuant to a registered public offering or that amount which shareholders of the Company will receive for each share of Common Stock pursuant to a merger, reorganization or sale of assets; and (ii) that number of shares of Common Stock into which each share of Preferred Stock is convertible. If the Company's Common Stock is not quoted by NASDAQ or listed on an exchange, the Per Share Price of the Preferred Stock (or the equivalent number of shares of Common Stock into which such Preferred Stock is convertible) shall be the price per share which the Company would obtain from a willing buyer for shares sold by the Company from authorized but unissued shares as such price shall be agreed upon by the Holder and the Company or, if agreement cannot be reached within ten (10) business days of the Holder's election hereunder, as such price shall be determined by a panel of three (3) appraisers, one (1) to be chosen by the Company, one (1) to be chosen by the Holder and the third to be chosen by the first two (2) appraisers. If the appraisers cannot reach agreement within 30 days of the Holder's election hereunder, then each appraiser shall deliver its appraisal and the appraisal which is neither the highest nor the lowest shall constitute the Per Share Price. In the event either party fails to choose an appraiser within 30 days of the Holder's election hereunder, then the appraisal of the sole appraiser shall constitute the Per Share Price. Each party shall bear the cost of the appraiser selected by such party and the cost of the third appraiser shall be borne one-half by each party. In the event either party fails to choose an appraiser, the cost of the sole appraiser shall be borne one-half by each party.

     2.   Limitation on Transfer.

          (a) The Warrant and the Preferred Stock shall not be transferable except upon the conditions specified in this Section 2, which conditions are intended to insure compliance with the provisions of the Securities Act of 1933, as amended (the "Securities Act"). Each holder of this Warrant or the Preferred Stock issuable hereunder will cause any proposed transferee of the Warrant or Preferred Stock to agree to take and hold such securities to the provisions and upon the conditions specified in this Section 2.

          (b) Each certificate representing (i) this Warrant, (ii) the Preferred Stock, (iii) shares of the Company's Common Stock issued upon conversion of the Preferred Stock and (iv) any other securities issued in respect to the Preferred Stock or Common Stock issued upon conversion of the Preferred Stock upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by the provisions of this Section 2 or unless such securities have been registered under the Securities Act or sold under Rule 144) be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required under applicable state securities laws):

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES. THE TRANSFER IS MADE IN COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR

THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

          (c) The Holder of this Warrant and each person to whom this Warrant is subsequently transferred represents and warrants to the Company (by acceptance of such transfer) that it will not transfer the Warrant (or securities issuable upon exercise hereof unless a registration statement under the Securities Act was in effect with respect to such securities at the time of issuance thereof) except pursuant to (i) an effective registration statement under the Securities Act, (ii) Rule 144 under the Securities Act (or any other rule under the Securities Act relating to the disposition of securities), or
(iii) an opinion of counsel, reasonably satisfactory to counsel for the Company, that an exemption from such registration is available.

          3. Shares to be Fully Paid; Reservation of Shares. The Company covenants and agrees that all shares of Preferred Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all preemptive rights of any shareholder and free of all taxes, liens and charges with respect to the issue thereof (other than taxes in respect of transfer occurring contemporaneously or as otherwise specified herein). The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved, for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of authorized but unissued Preferred Stock, or other securities and property, when and as required to provide for the exercise of the rights represented by this Warrant. The Company will take all such action as may be necessary to assure that such shares of Preferred Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange upon which the Preferred Stock may be listed. The Company will not take any action which would result in any adjustment of the Stock Purchase Price (as defined in Section 4 hereof) (i) if the total number of shares of Preferred Stock issuable after such action upon exercise of all outstanding warrants, together with all shares of Preferred Stock then outstanding and all shares of Preferred Stock then issuable upon exercise of all options and upon the conversion of all convertible securities then outstanding, would exceed the total number of shares of Preferred Stock then authorized by the Company's Articles of Incorporation, or (ii) if the total number of shares of Common Stock issuable after such action upon the conversion of all such shares of Preferred Stock together with all shares of Common Stock then outstanding and then issuable upon exercise of all options and upon the conversion of all convertible securities then outstanding would exceed the total number of shares of Common Stock then authorized by the Company's Articles of Incorporation.

     4. Adjustment of Stock Purchase Price Number of Shares. The Stock Purchase Price and the number of shares purchaseable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events described in this Section 4. Upon each adjustment of the Stock Purchase Price, the Holder of this Warrant shall thereafter be entitled to purchase, at the Stock Purchase Price resulting from such adjustment, the number of shares obtained by multiplying the Stock Purchase Price in effect immediately prior to such adjustment by the number of shares purchaseable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the Stock Purchase Price resulting from such adjustment.

          4.1 Subdivision or Combination of Stock. In case the Company shall at any time subdivide its outstanding shares of Preferred Stock into a greater number of shares, the Stock Purchase Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Preferred Stock of the Company shall be combined into a smaller number of shares, the Stock Purchase Price in effect immediately prior to such combination shall be proportionately increased.

          4.2 Dividends in Preferred Stock, Other Stock, Property, Reclassification. If at any time or from time to time the holders of Preferred Stock (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received or become entitled to receive, without payment therefor,

               (a) Preferred Stock or any shares of stock or other securities whether or not such securities are at any time directly or indirectly convertible into or exchangeable for Preferred Stock, or any rights or options to subscribe for, purchase or otherwise acquire any of the foregoing by way of dividend or other distribution, or

               (b) any cash paid or payable otherwise than as a cash dividend, or

               (c) Preferred Stock or other or additional stock or other securities or property (including cash) by way of spinoff, split-up, reclassification, combination of shares or similar corporate rearrangement, (other than shares of Preferred Stock issued as a stock split, adjustments in respect of which shall be covered by the terms of Section 4.1 above).

Then and in each such case, the Holder hereof shall, upon the exercise of this Warrant, be entitled to receive, in addition to the number of shares of Preferred stock receivable thereupon, and without payment of any additional consideration therefore, the amount of stock and other securities and property (including cash in the cases referred to in clauses (b) and (c) above) which such Holder would hold on the date of such exercise had he been the holder of record of such Preferred Stock as of the date on which holders of Preferred Stock received or became entitled to receive such shares and/or all other additional stock and other securities and property.

          4.3 Reorganization, Reclassification, Consolidation, Merger or Sale. If any capital reorganization of the capital stock of the Company, or any consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Preferred Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Preferred Stock (Corporate Event), then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provisions shall be made whereby the holder hereof shall thereafter have the right to purchase and receive (in lieu of the shares of the Preferred Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby) such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Preferred Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, provided, however, in the event that 1) the effective price of such Corporate Event is in excess of the exercise price hereof effective at the time of the Corporate Event, 2) the consideration received in such Corporate Event is cash or shares that are of a publicly traded company listed on a national market or exchange, without restrictions within 90 days of the close of such Corporate Event, except for those of Rule 144 or 145, and 3) the Company's shareholders own less than 50% of the voting securities of the surviving entity, then this Warrant shall be deemed exercised in accordance with the provisions of section 1(b) upon the closing of the Corporate Event. In any such case, appropriate provision shall be made with respect to the rights and interests of the holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Stock Purchase Price and of the number of shares purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be possible, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof.

          4.4 Sale or Issuance Below Purchase Price. If the Company shall at any time or from time to time issue or sell any of its Common stock, Preferred Stock, options to acquire (or rights to acquire such options), or any other securities convertible into or exercisable for Common Stock, for a consideration per share less than the Stock Purchase Price in effect immediately prior to the time of such issue or sale, the Conversion ratio shall be adjusted in accordance with the Company's Articles of Incorporation.

          4.5 Notice of Adjustment. Upon any adjustment of the Stock Purchase Price, and/or any increase or decrease in the number of shares purchasable upon the exercise of this Warrant the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to the registered holder of this Warrant at the address of such holder as shown on the books of the Company. The notice, which may be substantially in the form of Exhibit "A" attached hereto, shall be signed by the Company's chief financial officer and shall state the Stock Purchase Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

          4.6  Other Notices. If at any time:

               (a) the Company shall declare any cash dividend upon its Preferred Stock;

               (b) the Company shall declare any dividend upon its Preferred Stock payable in stock or make any special dividend or other distribution to the holders of its Preferred Stock;

               (c) the Company shall offer for subscription pro rata to the holders of its preferred Stock any additional shares of stock of any class or other rights;

               (d) there shall be any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation;

               (e) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company; or

               (f) the Company shall take or propose to take any other action, notice of which is actually provided to holders of the Preferred Stock;

               then, in any one or more of said cases, the Company shall give, by first class mail, postage prepaid, addressed to the holder of this Warrant at the address of such holder as shown on the books of the Company, (i) at least 20 day's prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, or other action and (ii) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, or other action, at least 20 day's written notice of the date when the same shall take place. Any notice given in accordance with the foregoing clause (i) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Preferred Stock shall be entitled thereto. Any notice given in accordance with the foregoing clause (ii) shall also specify the date on which the holders of Preferred Stock shall be entitled to exchange their Preferred Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, or other action as the case may be.

          4.7 Certain Events. If any change in the outstanding Preferred Stock of the Company or any other event occurs as to which the other provisions of this Section 4 are not strictly applicable or if strictly applicable would not fairly protect the purchase rights of the Holder of the Warrant in accordance with the essential intent and principles of such provisions, then the Board of Directors of the Company shall make an adjustment in the number and class of shares available under the Warrant, the Stock Purchase Price and/or the application of such provisions, in accordance with such essential intent and principles, so as to protect such purchase rights as aforesaid. The adjustment shall be such as will give the Holder of the Warrant upon exercise for the same aggregate Stock Purchase Price the total number, class and kind of shares as he would have owned had the Warrant been exercised prior to the event and had he continued to hold such shares until after the event requiring adjustment.

     5. Issue Tax. The issuance of certificates for share of Preferred Stock upon the exercise of the Warrant shall be made without charge to the Holder of the Warrant for any issue tax in respect thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the then Holder of the Warrant being exercised.

     6. Closing of Books. Provided that the Holder shall be in compliance with the terms of this Agreement, including but not limited to, Section 2, the Company will at no time close its transfer books against the transfer of any Warrant or of any shares of Preferred Stock issued or issuable upon the exercise of any warrant.

     7. No Voting or Dividend Rights; Limitation of Liability. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent as a shareholder in respect of meetings of shareholders for the election of directors of the Company or any other matters or any rights whatsoever as a shareholder of the Company. No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised. No provisions hereof, in the absence of affirmative action by the holder to purchase shares of Preferred Stock, and no more enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder for the Stock Purchase Price or as a shareholder of the Company, whether such liability is asserted by the Company or by its creditors.

     8.   Intentionally Omitted.

     9. Registration Rights. The Holder hereof shall be entitled, with respect to the shares of Preferred Stock issued upon exercise hereof or the shares of Common Stock or other securities upon conversion of such Preferred Stock as the case may be, to, and bound by, all of the registration rights and obligations set forth in the First Amended and Restated Registration Rights Agreement dated as of July 31, 1998 to the same extent and on the same terms and conditions as possessed by the Investors thereunder. The Company shall take such action as may be reasonably necessary to assure that the granting of such registration rights to the Holder does not violate the provision of such agreement or any of the Company's charter documents or rights of prior Grantees of registration rights.

     10. Rights and Obligations Survive Exercise of Warrant. The rights and obligations of the Company, of the Holder of this Warrant and of the holder of shares of Preferred Stock issued upon exercise of this Warrant, contained in Sections 6 and 9 shall survive the exercise of this Warrant.

     11. Modification and Waiver. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

     12. Notices. Any notice, request or other document required or permitted to be given or delivered to the holder hereof or the Company shall be deemed to have been given (i) upon receipt if delivered personally or by courier (ii) upon confirmation of receipt if by telecopy or (iii) three business days after deposit in the US mail, with postage prepaid and certified or registered, to each such holder at its address as shown on the books of the Company or to the Company at the address indicated therefor in the first paragraph of this Warrant.

     13. Binding Effect on Successors. This Warrant shall be binding upon any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets. All of the obligations of the Company relating to the Preferred Stock issuable upon the exercise of this Warrant shall survive the exercise and termination of this Warrant. All of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the holder hereof. The Company will, at the time of the exercise of this Warrant in whole or in part, upon request of the Holder hereof but at the Company's expense, acknowledge in writing its continuing obligation to the Holder hereof in respect of any rights (including, without limitation, any right to registration of the shares of Common Stock) to which the holder hereof shall continue to be entitled after such exercise in accordance with this Warrant; provided, that the failure of the holder hereof to make any such request shall not affect the continuing obligation of the Company to the Holder hereof in respect of such rights.

     14. Descriptive Headings and Governing Law. The descriptive headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of California.

          15. Lost Warrants or Stock Certificates. The Company represents and warrants to the Holder hereof that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of any Warrant or stock certificate and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company at its expense will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

          16. Fractional Shares. No fractional shares shall be issued upon exercise of this Warrant. The Company shall, in lieu of issuing any fractional share, pay the holder entitled to such fraction a sum in cash equal to such fraction multiplied by the then effective Stock Purchase Price.

          17. Representations of Holder. With respect to this Warrant, Holder represents and warrants to the Company as follows:

                  17.1 Experience. It is experienced in evaluating and investing in companies engaged in businesses similar to that of the Company; it understands that investment in the Warrant involves substantial risks; it has made detailed inquiries concerning the Company, its business and services, its officers and its personnel; the officers of the Company have made available to Holder any and all written information it has requested; the officers of the Company have answered to Holder's satisfaction all inquiries made by it; in making this investment it has relied upon information made available to it by the Company; and it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Company and it is able to bear the economic risk of that investment.

                  17.2 Investment. It is acquiring the Warrant for investment for its own account and not with a view to, or for resale in connection with, any distribution thereof. It understands that the Warrant, the shares of Preferred Stock issuable upon exercise thereof and the shares of Common Stock issuable upon conversion of the Preferred Stock, have not been registered under the Securities Act of 1933, as amended, nor qualified under applicable state securities laws.

                  17.3 Rule 144. It acknowledges that the Warrant, the Preferred Stock and the Common Stock must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. It has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act.

                  17.4 Access to Data. It has had an opportunity to discuss the Company's business, management and financial affairs with the Company's management and has had the opportunity to inspect the Company's facilities.

          18. Additional Representations and Covenants of the Company. The Company hereby represents, warrants and agrees as follows:

                  18.1 Corporate Power. The Company has all requisite corporate power and corporate authority to issue this Warrant and to carry out and perform its obligations hereunder.

                  18.2 Authorization. All corporate action on the part of the Company, its directors and shareholders necessary for the authorization, execution, delivery and performance by the Company of this has been taken. This Warrant is a valid and binding obligation of the Company, enforceable in accordance with its terms.

                  18.3 Offering. Subject in part to the truth and accuracy of Holder's representations set forth in Section 17 hereof, the offer, issuance and sale of the Warrant is, and the issuance of Preferred Stock upon exercise of the Warrant and the issuance of Common Stock upon conversion of the Preferred Stock will be exempt from the registration requirements of the Securities Act, and are exempt from the qualification requirements of any applicable state securities laws; and neither the Company nor anyone acting on its behalf will take any action hereafter that would cause the loss of such exemptions.

     18.4 Stock Issuance. Upon exercise of the Warrant, the Company will use its best efforts to cause stock certificates representing the shares of Preferred Stock purchased pursuant to the exercise to be issued in the individual names of Holder, its nominees or assignees, as appropriate at the time of such exercise. Upon conversion of the shares of Preferred Stock to shares of Common Stock, the Company will issue the Common Stock in the individual names of Holder, its nominees or assignees, as appropriate.

     18.5 Articles and By-Laws. The Company has provided Holder with true and complete copies of the Company's Articles or Certificate of Incorporation, By-Laws, and each Certificate of Determination or other charter document setting, forth any rights, preferences and privileges of Company's capital stock, each as amended and in effect on the date of issuance of this Warrant.

     18.6 Conversion of Preferred Stock. As of the date hereof, each share of the Preferred Stock is convertible into one share of the Common Stock.

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its officers, thereunto duly authorized this 1st day of February, 1999.

NEW FOCUS, INC.


By:    /s/ KENNETH E. WESTRICK
       -------------------------
Title: President & CEO
       -------------------------

                              FORM OF SUBSCRIPTION

                  (To be signed only upon exercise of Warrant)

To:___________________

     The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, (1) See Below _________ (____) shares (the "Shares") of Stock of ________ and herewith makes payment of _________ Dollars ($______) therefor, and requests that the certificates for such shares be issued in the name of, and delivered to, ________, whose address is _________.

     The undersigned hereby elects to convert _____ percent (__%) of the value of the Warrant pursuant to the provisions of Section 1(b) of the Warrant.

The undersigned represents that it is acquiring such Common Stock for its own account for investment and not with a view to or for sale in connection with any distribution thereof (subject, however, to any requirement of law that the disposition thereof shall at all times be within its control.

                              Dated   __________________

                              Holder: __________________

                              By:     __________________

                              Its:
                                      __________________

                              (Address)

                              __________________________

                              __________________________


(1) Insert here the number of shares called for on the face of the Warrant (or, in the case of a partial exercise, the portion thereof as to which the Warrant is being exercised), in either case without making any adjustment for additional Preferred Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of the Warrant, may be deliverable upon exercise.

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned, the holder of the within Warrant, hereby sells, assigns and transfers all of the rights of the undersigned under the within Warrant, with respect to the number of shares of Preferred Stock covered thereby set forth hereinbelow, unto:


Name of Assignee                   Address                  No. of Shares
--------------------------------------------------------------------------------





                              Dated ______________________

                              Holder: ____________________

                              By: ________________________

                              Its: _______________________

                                  EXHIBIT "A"

                         [On letterhead of the Company]

     Reference is hereby made to that certain Warrant dated ________, 199__, issued by ____________, a __________ corporation (the "Company"), to VENTURE LENDING & LEASING II, INC., a Maryland corporation (the "Holder").

     [IF APPLICABLE] The Warrant provides that the actual number of shares of the Company's capital stock issuable upon exercise of the Warrant and the initial exercise price per share are to be determined by reference to one or more events or conditions subsequent to the issuance of the Warrant. Such events or conditions have now occurred or lapsed, and the Company wishes to confirm the actual number of shares issuable and the initial exercise price. The provisions of this Supplement to Warrant are incorporated in the Warrant by this reference, and shall control the interpretation and exercise of the Warrant.

     [IF APPLICABLE] Notice is hereby given pursuant to Section 4.5 of the Warrant that the following adjustment(s) have been made to the Warrant:
[describe adjustments, setting forth details regarding method of calculation and facts upon which calculation is based].

     This certifies that the Holder is entitled to purchase from the Company ____________ (________) fully paid and nonassessable shares of the Company's
________ Stock at a price of _________________ Dollars ($______) per share (the
"Stock Purchase Price"). The Stock Purchase Price and the number of shares purchasable under the Warrant remain subject to adjustment as provided in
Section 4 of the Warrant.

     Executed this ___ day of ________, 199__.

                                   [COMPANY]

                                   By: ______________________________

                                   Name: ____________________________

                                   Title: ___________________________

            SECRETARY'S CERTIFICATE AS TO INCUMBENCY AND RESOLUTIONS

The undersigned certifies that he is the duly elected Secretary of New Focus, Inc., a California corporation (the "Company"), and that, as such, he is authorized to execute this Certificate on behalf of the Company, and further certifies that:

     (a) Attached hereto is a true and correct copy of the resolutions duly adopted by the Board of Directors of the Company on February 9, 1999 by proceedings in accordance with the Articles or Certificate of Incorporation and bylaws of the Company, and that said resolutions have not been amended and are in full force and effect on the date hereof:

     (b) Each of the offices of the Company listed below is held by the person whose name is indicated opposite such office, each such person has been duly elected to such office, and the signatures opposite their respective names are their authentic signatures:

Office                    Name                         Signature
------                    ----                         ---------
President                 Kenneth E. Westrick          /s/ KENNETH E. WESTRICK
                          -----------------------      -------------------------

Vice President
Controller                DAVID A. SHOQUIST            /s/ DAVID A. SHOQUIST
                          -----------------------      -------------------------

Secretary                 Judith M. O'Brien
                          -----------------------      -------------------------

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of the Company as of the 9th day of February, 1999


               /s/ JUDITH M. O'BRIEN
               -------------------------   Secretary

                                  RESOLUTIONS
                                       OF
                           THE BOARD OF DIRECTORS OF
                                NEW FOCUS, INC.

WHEREAS, it is in the best interest of the Corporation to enter into like Loan Agreements (the "Agreements") with VENTURE LENDING & LEASING II, INC., as Lender ("Lender") providing for equipment or other financing, and as partial consideration therefor, to grant to Lender warrants to purchase shares of the Corporation's Series D Preferred Stock.

WHEREAS, it is also in the interests of the Corporation to avail itself from time to time during the Agreement of managerial assistance offered by Lenders or its agents or affiliates, in areas such as advice on equipment financing, cash flow management, and general financing opportunities.

NOW, THEREFORE, BE IT RESOLVED that the President, any Vice President or Chief Financial Officer be, and they each hereby are, acting singly, authorized, empowered and directed, on the Corporation's behalf, to:

1) execute, deliver and perform the Agreement and Promissory Notes and other documents related, and

2) execute and deliver Warrants for 35,000 shares of the Corporation's Series D Preferred Stock thereto,

under the terms contemplated in the Commitment letter dated November 13, 1998 and to enter into any arrangement with Lenders or other third parties for consulting services relating to the Corporation's management, operations or business objectives, on such terms and conditions as any such officer may deem necessary or appropriate.

FURTHER RESOLVED, that the officers of the Corporation be, and they each hereby are, authorized, empowered and directed to do and perform any and all other acts and deeds that they (or any one of them) may deem necessary or appropriate to carry out and give effect to the foregoing resolution, including (but not limited to) pledging such cash collateral or other security as may be required from time to time under the Agreement and from time to time entering into, executing and delivering, on behalf of the Corporation, any Promissory Notes and/or other documents now or hereafter required by Lender in connection with the Agreement, providing for the authorization and reservation for issuance of shares of Preferred Stock issuable upon exercise of the Warrants and shares of its Common Stock issuable upon conversion of such Preferred Stock.

FURTHER RESOLVED, that Lender is authorized to rely upon the foregoing resolutions until receipt by it of written notice of any change, which changes of whatever nature shall not be effective as to such Lender to the extent that it has theretofore relied upon the foregoing resolutions as set forth above.

RESOLVED: That the officers of the Company are authorized and directed to enter into a Loan and Security Agreement (the "Agreement") with Venture Lending & Leasing II, Inc. (the "Lender") on substantially the terms presented to this Board of Directors with such changes as the officers of the Company may deem necessary or appropriate;

RESOLVED FURTHER: That pursuant to the Agreement, the officers of the Company are authorized and directed to issue a warrant (the "Warrant") to the Lender to purchase 35,000 shares of the Company's Series D Preferred Stock with an exercise price of $4.00 per share.

RESOLVED FURTHER: That the Company hereby reserves an aggregate of 35,000 shares of Series D Preferred Stock for issuance upon exercise of the Warrant.

RESOLVED FURTHER: That the Company hereby reserves an aggregate of 35,000 shares of Common Stock to provide for the issuance of such shares upon the conversion of the Series D Preferred Stock.

RESOLVED FURTHER: That, subject to obtaining all applicable consents, at the time of the Company's next round of financing, the shares of Common Stock issuable upon conversion of the shares shall be included as "Registrable Securities" under an amendment to the Company's First Amended and Restated Registration Rights Agreement, and the officers of the Company are hereby authorized and directed to obtain such consents to such amendment.

RESOLVED FURTHER: That the resolutions attached hereto as Exhibit __ and incorporated herein by this reference are hereby approved.

RESOLVED FURTHER: That the officers of the Company are hereby authorized and directed to take whatever other actions they deem necessary or appropriate, including the filing of all applications, exhibits, fees, notices and other documents and amendments as may be required by federal and state securities laws, to fulfill the intent of the foregoing resolutions and whatever actions the officers have previously taken are hereby ratified and approved.

                     CERTIFICATE CONCERNING CAPITALIZATION


     As Chief Financial Officer or other authorized officer of New Focus, Inc. ("Borrower"), I hereby certify that as of the date hereof the following shares of the Borrower's securities (listed by common and preferred by series) were issued and outstanding:



                                             Number of Shares*
                                             -----------------
          PREFERRED STOCK SERIES A                3,790,000

          PREFERRED STOCK SERIES B                  250,000

          PREFERRED STOCK SERIES C                  150,000

          PREFERRED STOCK SERIES D                  994,250

          Options Outstanding                     1,995,897

          COMMON STOCK                              573,813
                                                  ---------

               TOTAL                              7,753,960
                                                  =========



Signature: /s/ KENNETH E. WESTRICK
          ------------------------
Title: President & CEO
      ----------------------------
As of Date: 3 Feb 99
           -----------------------


--------------------------------------------------------------------------------
* Number of shares of Preferred Stock are stated in terms of number of shares of Common Stock into which each series is convertible.

                         INSURANCE AUTHORIZATION LETTER

In accordance with the insurance coverage requirements of the Loan and Security Agreement dated February 1, 1999 (the "Agreement") between VENTURE LENDING & LEASING II, INC. ("Lender"), and NEW FOCUS, INC. ("Borrower"), coverage is to be provided as set forth below:

COVERAGE:      All risk including liability and property damage covering
               equipment financed under the Agreement.

INSURED:       NEW FOCUS, INC.
               2630 Walsh Avenue
               Santa Clara, CA 95051

LOCATION(s) OF
EQUIPMENT:     Madison, WI (Fab Facility)

Insuring Agent:     PAT STROUD, TANNER INS. BROKERS
                    ---------------------------------
       Address:     4670 WILLOW RD, SUITE 250
                    ---------------------------------
                    PLEASANTON, CA 94588
                    ---------------------------------
  Phone Number:     (925) 463-9672
                    ---------------------------------

ADDITIONAL INSURED AND LOSS PAYEE:

               Lenders and their Assignees, as their respective interests may appear.

LENDERS:       VENTURE LENDING & LEASING II, INC.
               2010 North First Street, Suite 310
               San Jose, CA 95131

ASSIGNEE:      FLEET BANK N.A. AS AGENT
(if any)       1185 Avenue of the Americas, 16th Floor
               New York, NY 10036
               Attn: John Topolovec

The above coverage is to be provided prior to funding the Agreement. Borrower hereby agrees to pay for the coverage above and by signing below acknowledges its obligation to do so.

Signature:     /s/ KENNETH E. WESTRICK
               ---------------------------------
Title:             Kenneth E. Westrick
               ---------------------------------
Date:              3 Feb '99
               ---------------------------------

                                                            Note No. 2060-001

                               PROMISSORY NOTE

$800,000.00                                                 February 26, 1999
                                                         San Jose, California

      The undersigned ("Borrower") promises to pay to the order of VENTURE LENDING & LEASING II, INC., a Maryland corporation ("Lender") at its office at 2010 North First Street, Suite 310, San Jose, California 95131, or at such other place as Lender may designate in writing, in lawful money of the United States of America, the principal sum of Eight Hundred Thousand Dollars ($800,000.00), with Basic Interest thereon from the date hereof until maturity, whether scheduled or accelerated, at a fixed rate per annum of eight and 40/100 percent (8.40%), and a Terminal Payment in the sum of Eighty Thousand Dollars ($80,000.00) payable on the Maturity Date.

      This Note is one of the Notes referred to in, and is entitled to all the benefits of, a Loan and Security Agreement dated February 9, 1999, between Borrower and Lender (the "Loan Agreement"). Each capitalized term not otherwise defined herein shall have the meaning set forth in the Loan Agreement. The Loan Agreement contains provisions for the acceleration of the maturity of this Note upon the happening of certain stated events.

      Principal of and interest on this Note shall be payable as follows:

      On the Borrowing Date, Borrower shall pay (i) Basic Interest, in advance, on the outstanding principal balance of this Note at the Designated Rate for the period from the Borrowing Date through February 28, 1999; and (ii) a first
(1st) amortization installment of principal and Basic Interest in the amount of $25,040.00, in advance for the month of March, 1999 and (iii) a 36th last amortization installment of principal and Basic Interest in the amount of $25,040.00, in advance for the month of February, 2002.

      Commencing on the first day of the second full month after the Borrowing Date, and continuing on the first day of each consecutive month thereafter, principal and Basic Interest shall be payable, in advance, in thirty-three (33) equal consecutive installments of Twenty Five Thousand Forty Dollars ($25,040.00) each, with a thirty-fourth (34th) installment equal to the entire unpaid principal balance and accrued Basic Interest on January 1, 2002. The Terminal Payment amount shall be payable on March 1, 2002.

      Any unpaid payments of principal or interest on this Note shall bear interest from their respective maturities, whether scheduled or accelerated, at a rate per annum equal to the Default Rate. Borrower shall pay such interest on demand.

      Interest, charges and fees shall be calculated for actual days elapsed on the basis of a 360-day year, which results in higher interest, charge or fee payments than if a 365-day year were used. In no event shall Borrower be obligated to pay interest, charges or fees at a rate in excess of the highest rate permitted by applicable law from time to time in effect.

      If Borrower is late in making any payment under this Note by more than five (5) days, Borrower agrees to pay a "late charge" of five percent (5%) of the installment due, but not less than fifty dollars ($50.00) for any one such delinquent payment. This late charge may be charged by Lender for the purpose of defraying the expenses incidental to the handling of such delinquent amounts. Borrower acknowledges that such late charge represents a reasonable sum considering all of the circumstances existing on the date of this Note and represents a fair and reasonable estimate of the costs that will be sustained by Lender due to failure of Borrower to make timely payments. Borrower further agrees that proof of actual damages would be costly and inconvenient. Such late charge shall be paid without prejudice to the right of Lender to collect any other amounts provided to be paid or to declare a default under this Note or any of the other Loan Documents or from exercising any other rights and remedies of Lender.

     This Note shall be governed by, and construed in accordance with, the laws of the State of California.

                                        NEW FOCUS, INC.


                                        By: /s/ DAVID A. SHOQUIST

                                        Name: David A. Shoquist

                                        Its: Controller

                               BORROWING REQUEST


                                                               February 23, 1999


Venture Lending & Leasing II, Inc.
2010 North First Street, Suite 310
San Jose, CA 95131

     Re: NEW FOCUS, INC.

Gentlemen:

     Reference is made to the two Loan and Security Agreement dated as of February 9, 1999 (as the same have been and may be amended from time to time, the "Loan Agreement", the capitalized terms used herein as defined therein), between Venture Lending & Leasing II, Inc. on one hand and New Focus, Inc. (the "Company") on the other.

     The undersigned is an Officer of the Company, authorized to borrow under The Loan Agreement, and hereby requests Loan under the Loan Agreement, and in that connection certifies as follows:

     1. The aggregate amount of the proposed Loan is $800,000.00. The Business Day of the proposed Loan is February 26, 1999.

     2. As of this date, no Default or Event of Default has occurred and is continuing, or will result from the making of the proposed Loan, and the representations and warranties of the Company contained in the Loan Agreement are true and correct.

     3. No Material Adverse Change has occurred since the date of the most recent financial statements submitted to you by the Company.

     The Company agrees to notify you promptly before the funding of the Loan if any of the matters to which I have certified above shall not be true and correct on the Borrowing Date.

                                        Very Truly Yours,


                                        By: /s/ DAVID A. SHOQUIST

                                        Name: David A. Shoquist

                                        Its: Controller

                    CERTIFICATE OF CHIEF FINANCIAL OFFICER

     As Chief Financial Officer of New Focus, Inc. ("Borrower") hereby certify that all financial statements heretofore and hereafter delivered to VENTURE LENDING & LEASING II, INC. ("LENDER"), by or upon behalf of Borrower, and any statements and data submitted in writing to Lender in connection with a Loan and Security Agreement dated February 9, 1999 (the "Agreement"), are true and correct and fairly present the financial condition of Borrower for the periods involved, and have been prepared in accordance with generally accepted accounting principles consistently applied. Furthermore, since the date of the financial statements dated December 31, 1998, I am certifying that there has been no material adverse change in the condition, financial or otherwise, of the Borrower.

     Signature:  /s/ DAVID A. SHOQUIST
               ----------------------------

     Title:        Controller
               ----------------------------

     Date:         2/24/99
               ----------------------------

                   [WESTERN TECHNOLOGY INVESTMENT LETTERHEAD]


February 23, 1999

Mr. David Shoquist
Controller
New Focus, Inc.
2630 Walsh Avenue
Santa Clara, CA 95051-0905

RE: Loan and Security Agreement dated February 9, 1999 between New Focus, Inc., as Borrower, and VENTURE LENDING & LEASING II, INC., as Lender and related Note No. 2060-001 dated February 26, 1999 for $800,000.00 ("Note")

Dear David:

Pursuant to the above referenced Note, Principal and Basic Interest and Terminal payments are due as follows:

Advance Payments - Due at Funding:

Description                             Payments            Payment Date
-----------                             --------            ------------
  Partial Interim Payment                  560.00           Due in Advance
  Principal and Basic Interest          50,080.00           Due in Advance
  First and Last
  Expenses Collected                     1,000.00           Due at First Funding
                                       ----------
                                       $51,640.00

For a term of thirty-six (36) months followed by 1 final payment, commencing on March 1, 1999 through March 1, 2002, thirty-seven (37) consecutive installments of principal and Basic Interest payments and Terminal Payment payable on the first day of the month as indicated for Loan No. 2060-001 on the attached Payment Summaries which will be amended with each additional funding.

Commencing on April 1, 1999, please send your remittance to the following addresses using the loan transaction Numbers indicated below on each remittance. Your checks should be made payable to Venture Lending & Leasing II, Inc. If you prefer to make paymentS by wire transfer in the future, please let us know so it can be arranged.

                      VENTURE LENDING AND LEASING II, INC.
                                NEW FOCUS, INC.
                         PAYMENT SUMMARY AS OF 03/01/99

      LOAN         TOTAL      TOTAL PAYMENT      TOTAL       TOTAL
     NUMBER       PAYMENT         DUE           PAYMENT     PAYMENT
# TO REFERENCE      DUE       04/01/99 THRU       DUE         DUE
    ON CHECK       3/1/99        1/1/02          2/1/02      3/1/02
-----------------------------------------------------------------------
    2060-001      $     -      $25,040.00       $     -    $80,000.00

--------------------------------------------------------------------------------
      REGULAR MAIL:                             OVERNIGHT DELIVERY ADDRESS:
--------------------------------------------------------------------------------
BANK OF BOSTON                                  BANK OF BOSTON
LOCKBOX 414334                                  LOCK BOX DEPARTMENT
BOSTON, MA 02241-4334                           2 MORRISEY BLVD.
                                                DORCHESTER, MA 02125
                                                REF: LOCKBOX#414334
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
*PAYMENT IS DUE ON THE FIRST OF EACH MONTH
--------------------------------------------------------------------------------

IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT US AT 408-436-8577 EXT 12

Mr. David Shoquist
2/23/99
Page 2




     Loan Payment Remittance Address:

     Bank of Boston
     Lockbox 414334
     Boston, MA 02241-4334
     Loan Transaction No. 2060-001



PLEASE BE ADVISED THAT THIS IS THE ONLY PAYMENT NOTICE YOU WILL RECEIVE. WE DO NOT PROCESS MONTHLY INVOICES.

Please acknowledge your receipt of this letter by signing the enclosed counterpart of this letter where indicated below.


Sincerely,



/s/ Linda White
-----------------
Linda White



Acknowledged and agreed to:

NEW FOCUS, INC.


    /s/ DAVID A. SHOQUIST
By: ____________________________________

       CONTROLLER
Title: _________________________________

      2/24/99
Date: __________________________________